                                                                   EXHIBIT 10.19

                                   CONTRACT
                            ALLIED TECHNOLOGY GROUP

                          CONTRACT NO. MGK-SBB-A26602

A-6001-696 (10/96)      [LOGO] WASTE MANAGEMENT FEDERAL SERVICES OF HANFORD, INC

                                                   Telephone 509/ 376-5998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Total Pages (Buyer Insert)
Mo/Day/Yr.        Page     Inquiry No.                                        Vendor Code    Contract No.
09/05/1997         1       W-A26602                                            79849         MGK-SBB-A26602
                                                                                         IMPORTANT
                  ALLIED TECHNOLOGY GROUP                            Show Contract No. on all packages, invoices, and
                                                                     correspondence. Complete packaging list must accompany each shipment. Failure to properly identify will delay receipt of shipment and payment.

                  2025 BATTELLE BLVD                                                     SHIP TO:
                  RICHLAND            WA  99352                                                   1.   Central Receiving
                                                                                          [1]          2355 Stevens Drive
                                                                                                       Richland, Washington 99352

F.O.B                                   Date Delivery Required at F.O.B. Point          Buyer     2.   As indicated below.
      RICHLAND, WA                      09/30/99                                          K   GIER                  GI-69

Terms of Payment                        Code          Ship Via

        NET 30 DAYS                     10            PREPAID

ITEM      QUANTITY  U/M              DESCRIPTION                      UNIT PRICE             TOTAL PRICE
------------------------------------------------------------------------------------------------------------------------------------
                                  Confirming Contract if Checked [_]

          NO WASTE SHALL BE DELIVERED FOR TREATMENT UNDER THIS CONTRACT UNTIL
          AN ENVIRONMENTAL REVIEW AND ASSESSMENT OF THE TREATMENT FACILITY HAS
          BEEN CONDUCTED BY WMH AND THE CONTRACTOR HAS BEEN ADDED TO THE FLUOR
          DANIEL HANFORD EVALUATED SUPPLIER LIST.

                                                                   NOT-TO-EXCEED

  1            PROVIDE TREATMENT OF DEBRIS & INORGANIC                 200000.00             200000.00
               NON-DEBRIS MIXED WASTE IN ACCORDANCE
               WITH THE ATTACHED STATEMENTS OF WORK
               (SOW), DATED SEPTEMBER 1, 1997

                                   TOTAL VALUE OF THIS ORDER           200000.00
------------------------------------------------------------------------------------------------------------------------------------
                               Billing Instructions:        Render invoices in duplicate to
Provisions of the terms                                     Attention:   Accounts Payable (MSIN G1-801
and conditions specifically                                 Fluor Daniel Hanford, Inc.
included herein are made a                                  P.O. Box 1000
part of this contract.                                      Richland, WA 99352.

                               Fluor Daniel Hanford, Inc. checks will be used to pay invoices.         [SIGNATURE ELIGIBLE] 9-5-97
                                                                                                       -----------------------------
                               Attach original bill of lading on all collect shipments and support  Signature             Date
                               all prepaid freight charges with the original paid freight bill.

CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

A-6001-696 (10/96)       LOGO WASTE MANAGEMENT FEDERAL SERVICES OF HANFORD, INC.

     CONTRACT


DEAN, BE                                           Telephone 509/ 376-5998
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                                                                                      Total Pages (Buyer Insert)
Mo/Day/Yr.        Page     Inquiry No.                                        Vendor Code    Contract No.
09/05/1997         1       W-A26602                                            79849         MGK-SBB-A26602

                                                                                         IMPORTANT

                  ALLIED TECHNOLOGY GROUP                           Show Contract No. on all packages, invoices, and correspondence.
                                                                    Complete packing list must accompany each shipment. Failure to properly identify will delay receipt of shipment and payment.

                  2025 BATTELLE BLVD                                                     SHIP TO:
                  RICHLAND            WA  99352                                                   1.   Central Receiving
                                                                                          [1]          2355 Stevens Drive
                                                                                                       Richland, Washington 99352

F.O.B                                   Date Delivery Required at F.O.B. Point          Buyer     2.   As indicated below.
      RICHLAND, WA                      09/30/99                                          K   GIER                  GI-69

Terms of Payment                        Code          Ship Via

        NET 30 DAYS                     10            PREPAID

ITEM      QUANTITY  U/M              DESCRIPTION                      UNIT PRICE             TOTAL PRICE
------------------------------------------------------------------------------------------------------------------------------------
                                  Confirming Contract if Checked [_]

          NO WASTE SHALL BE DELIVERED FOR TREATMENT UNDER THIS CONTRACT UNTIL
          AN ENVIRONMENTAL REVIEW AND ASSESSMENT OF THE TREATMENT FACILITY HAS
          BEEN CONDUCTED BY WMH AND THE CONTRACTOR HAS BEEN ADDED TO THE FLUOR
          DANIEL HANFORD EVALUATED SUPPLIER LIST.

                                                                   NOT-TO-EXCEED

  1            PROVIDE TREATMENT OF DEBRIS & INORGANIC                 200000.00             200000.00
               NON-DEBRIS MIXED WASTE IN ACCORDANCE
               WITH THE ATTACHED STATEMENTS OF WORK
               (SOW), DATED SEPTEMBER 1, 1997

                                   TOTAL VALUE OF THIS ORDER           200000.00

------------------------------------------------------------------------------------------------------------------------------------
If requested, contractor shall acknowledge acceptance by completing the spaces provided below and returning the signed copy to the buyer within five (5) working days of receipt.

                                           President, Waste
Name (print or type)  Bill Hewitt    Title Mgmt. Operations   Date 12-1-97         [SIGNATURE ILLEGIBLE] 9-5-97
                                           ----------------        -------         ----------------------------
Signature  /s/ Bill Hewitt                 Contractor's Reference No.__________    Signature               Date
           --------------------

Mixed Waste Debris/Non-Debris Combined                Contract No. MGK-SBB-A2660
                                                                    Attachment 2

CONTRACT VALUE PRICING SUMMARY SHEET

                                                       Firm Fixed Unit
  DEBRIS - DRUMS                                       Price, $/m/3/                                  Est. Qty.
  1. Base Period, FY99 Billing Rate                    [CONFIDENTIAL INFORMATION OMITTED AND
                                                        FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.]                X      200

 DEBRIS - BOXES
  2. Base Period, FY99 Billing Rate                    [CONFIDENTIAL INFORMATION OMITTED AND
                                                        FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.]                X      260

  3. Option Year 1, FY2000 Billing Rate                [CONFIDENTIAL INFORMATION OMITTED AND
                                                        FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.]                X      500

 NON-DEBRIS - BASE PERIOD, FY98 AND/OR FY99
  4. Total FY98 and/or FY99 Billing Price              [CONFIDENTIAL INFORMATION OMITTED AND
                                                        FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.]                X      100

  5. Subtotal Treatment Price (Excludes adjustment for 6% local area preference)



UNEVALUATED PRICED OPTIONS - ONLY FOR DETERMINING MAXIMUM CONTRACT VALUE

                                                       Firm Fixed Unit
 DEBRIS - DRUMS                                        Price, $/m/3/                               Est. Qty.
 6. Option Period, FY2000 Billing Rate                 [CONFIDENTIAL INFORMATION OMITTED AND
                                                        FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.]                X      200

 DEBRIS - BOXES
 7. Option Year 2, FY2001 Billing Rate                 [CONFIDENTIAL INFORMATION OMITTED AND
                                                        FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.]                X      500

 NON-DEBRIS
 8. Opt. Period FY99 and/or FY2000 Billing Rate        [CONFIDENTIAL INFORMATION OMITTED AND
                                                        FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.]                X      100

 9. MAXIMUM CONTRACT VALUE WITH ALL OPTIONS




  DEBRIS - DRUMS                                                                                   Extended Price
  1. Base Period, FY99 Billing Rate                                                          [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]

 DEBRIS - BOXES
  2. Base Period, FY99 Billing Rate                                                          [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]


  3. Option Year 1, FY2000 Billing Rate                                                      [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]

 NON-DEBRIS - BASE PERIOD, FY98 AND/OR FY99
  4. Total FY98 and/or FY99 Billing Price                                                    [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]


  5. Subtotal Treatment Price (Excludes adjustment for 6% local area preference)             [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]

UNEVALUATED PRICED OPTIONS - ONLY FOR DETERMINING MAXIMUM CONTRACT VALUE


 DEBRIS - DRUMS                                                                                  Extended Price
 6. Option Period, FY2000 Billing Rate                                                       [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]

 DEBRIS - BOXES
 7. Option Year 2, FY2001 Billing Rate                                                       [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]

 NON-DEBRIS
 8. Opt. Period FY99 and/or FY2000 Billing Rate                                              [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]

 9. MAXIMUM CONTRACT VALUE WITH ALL OPTIONS                                                  [CONFIDENTIAL INFORMATION OMITTED AND
                                                                                              FILED SEPARATELY WITH THE SECURITIES
                                                                                              AND EXCHANGE COMMISSION.]

                            CONTRACT MGK-SBB-A26602
                           SECTION "A" SOLICITATION
                                    PAGE 1


AWARD NOTIFICATION  (A57X-GK)

IN ACCORDANCE WITH THIS CONTRACT AND ALL REQUIREMENTS AND CONDITIONS ATTACHED OR INCORPORATED BY REFERENCE INCLUDED HEREIN, ALLIED TECHNOLOGY GROUP, INC. (ATG), HEREINAFTER REFERRED TO AS THE "CONTRACTOR", IS AWARDED A FIRM-FIXED-UNIT-PRICE CONTRACT FOR MIXED WASTE INORGANIC NON-DEBRIS AND DEBRIS TREATMENT AS SPECIFIED IN THE ATTACHED STATEMENTS OF WORK (SOW).

TERM OF CONTRACT/ESTIMATED QUANTITY                (AIX-GK)

THE FOLLOWING ESTIMATED QUANTITIES AND PERIODS OF PERFORMANCE APPLY.

NON-DEBRIS     THE BASE CONTRACT PERIOD (FY 1998 AND/OR FY 1999) IS FOR
               TREATMENT OF 100 CUBIC METERS OF WASTE. THE OPTION PERIOD, (FY
               1999 AND/OR FY2000), IS FOR TREATMENT OF A MAXIMUM OF 100
               ADDITIONAL CUBIC METERS OF WASTE.

DEBRIS (DRUMS) THE BASE CONTRACT PERIOD (FY 1999) IS FOR TREATMENT OF 200 CUBIC
               METERS OF WASTE. THE OPTION PERIOD (FY 2000) IS FOR TREATMENT OF A MAXIMUM OF 200 ADDITIONAL CUBIC METERS OF WASTE.

DEBRIS (BOXES) THE BASE CONTRACT PERIOD (FY 1999) IS FOR TREATMENT OF 260 CUBIC
               METERS OF WASTE. OPTION 1 IN FY 2000 IS FOR AN ADDITIONAL 500 CUBIC METERS OF WASTE AND OPTION 2 IN FY 2001 IS FOR TREATMENT OF A MAXIMUM OF 500 ADDITIONAL CUBIC METERS OF WASTE.

NEPA DOCUMENTATION SUBMITTAL, PERMITTING, AND LICENSING   (A2X-GK)

AN ENVIRONMENTAL ASSESSMENT (EA) SHALL BE PREPARED BY THE CONTRACTOR AND SUBMITTED TO DOE-RL IN ACCORDANCE WITH THE SOW SECTION 5.0 "NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) COMPLIANCE."

IF, AS A RESULT OF COMPLETING THE EA, DOE ELEVATES THE NEPA REVIEW TO AN ENVIRONMENTAL IMPACT STATEMENT (EIS), THE CONTRACT MAY BE TERMINATED AT THE BUYER'S OPTION IN WHICH THE CONTRACTOR WOULD BE ENTITLED TO AN EQUITABLE ADJUSTMENT.

PRIOR TO THE TIME THAT THE NEPA DOCUMENTATION IS APPROVED AND THE CONTRACTOR IS AUTHORIZED IN WRITING TO PROCEED, THE BUYER'S FINANCIAL RESPONSIBILITY TO THE CONTRACTOR IN THE EVENT THE BUYER TERMINATES THE CONTRACT, ASSUMING PERFORMANCE IS NEITHER DEFECTIVE OR NONCONFORMING, IS LIMITED TO THE COSTS OF PREPARATION OF NEPA DOCUMENTATION FOR SUBMITTAL AS REQUIRED IN THE SOW DATED SEPTEMBER 1, 1997 AND ANY PROJECT MANAGEMENT COSTS, ADMINISTRATIVE SETTLEMENT, AND TERMINATION FEES (REFER TO CLAUSE I1X-GK).

                            CONTRACT MGK-SBB-A26602
                                    PAGE 2


                         SECTION "B" QUALITY ASSURANCE



QUALITY ASSURANCE PROGRAM PLAN     (BIX-GK)

THE BUYER'S QUALITY ASSURANCE PROGRAM DATED DECEMBER 1995 AND LABORATORY QUALITY ASSURANCE PLAN DATED JANUARY 29, 1997 ARE HEREBY INCORPORATED INTO, AND MADE A PART OF THIS CONTRACT.


                       SECTION "C" PACKAGING AND MARKING


INBOUND SHIPMENTS OF RADIOACTIVE MATERIAL    (C12)

RADIOACTIVE MATERIAL COVERED BY THIS CONTRACT SHALL BE PROPERLY PACKAGED, MARKED, LABELED AND CERTIFIED TO THE CARRIER THAT THE SHIPMENT IS IN PROPER CONDITION FOR THE TRANSPORTATION ACCORDING TO THE APPLICABLE REGULATIONS OF THE DEPARTMENT OF TRANSPORTATION (DOT). THIS SHIPPING PACKAGE SHOULD BE INSPECTED AND A DOSE RATE SURVEY MADE DURING THE 48 HOURS PRIOR TO SHIPMENT. THE BUYER SHALL BE NOTIFIED 48 HOURS PRIOR TO SHIPMENT OF THE MOVEMENT OF THIS MATERIAL.

HAZARDOUS MATERIAL  (C13)

ANY HAZARDOUS MATERIALS COVERED BY THIS CONTRACT SHALL BE PROPERLY PACKAGED, MARKED, LABELED AND CERTIFIED BY THE CARRIER THAT THE SHIPMENT IS IN PROPER CONDITION FOR TRANSPORTATION ACCORDING TO APPLICABLE REGULATIONS OF THE DOT (SEE CFR TITLE 49 PARTS 171-178). UPON RECEIPT OF NOTIFICATION OF ANY MATERIAL ON THIS CONTRACT FOUND TO BE NONCONFORMING TO THE APPLICABLE DOT REGULATIONS FOR PACKAGING, MARKING AND LABELING, THE CONTRACTOR SHALL, WITHIN FIVE DAYS AND AT NO EXPENSE TO THE BUYER, (ANY EXPENSES INCURRED BY THE BUYER IN BRINGING MATERIAL INTO CONFORMITY WILL BE FOR THE ACCOUNT OF THE CONTRACTOR AND DEDUCTED FROM ANY MONIES DUE THE CONTRACTOR):

(1) REPACKAGE, REMARK OR RELABEL THE MATERIAL TO MEET REQUIREMENT AT THE BUYER'S FACILITY, OR,

(2) REACH AGREEMENT WITH BUYER FOR THE BUYER TO REPACKAGE, REMARK OR RELABEL THE MATERIAL TO MEET REQUIREMENTS, OR MATERIAL SAFETY DATA SHEET (MSDS) REQUIRED,

(3) PICK UP THE NONCONFORMING MATERIAL AT THE BUYER'S FACILITY AND REPLACE WITH MATERIAL CONFORMING TO ALL REQUIREMENTS OF THE CONTRACT.

                            CONTRACT MGK-SBB-A26602
                                    PAGE 3


HAZARDOUS WASTE     (C22)

THE SHIPMENT OF ANY MATERIAL DESIGNATED AS A HAZARDOUS WASTE AND SUBJECT TO THE HAZARDOUS WASTE MANIFEST REQUIREMENT OF THE U.S. ENVIRONMENTAL PROTECTION AGENCY
(EPA), OR THE WASHINGTON STATE DEPARTMENT OF ECOLOGY, "DANGEROUS WASTE REGULATIONS", SHALL BE PACKAGED AND SHIPPED IN ACCORDANCE WITH THE FOLLOWING
REGULATIONS:


- 40 CFR 260 - 265, U.S. EPA REGULATIONS
- 49 CFR 171 - 179, DOT REGULATIONS
- WAC 173 - 303,    WASHINGTON STATE DEPARTMENT OF ECOLOGY REGULATIONS


                          SECTION "D" TRANSPORTATION


TRANSPORTATION CHARGES - FULL PREPAID   (DO6X-GK)

THE CONTRACTOR IS RESPONSIBLE FOR AND SHALL PAY ALL TRANSPORTATION CHARGES TO AND FROM THE HANFORD SITE IN ACCORDANCE WITH THE SOW, SECTION 4.1.4, "WASTE TRANSPORTATION", DELIVERED TO A LOCATION ON THE HANFORD SITE TO BE SPECIFIED LATER AND SHALL NOT INVOICE DOE C/O THE BUYER FOR SUCH TRANSPORTATION CHARGES. THE CONTRACTOR BEARS ALL RESPONSIBILITY FOR DAMAGE OR LOSS UNTIL DELIVERY IS MADE TO THE FOB POINT SPECIFIED HEREIN.

TRANSPORTATION PLAN (DIX-GK)

A "FINAL" TRANSPORTATION PLAN SHALL BE PROVIDED TO THE BUYER FOR REVIEW AND APPROVAL SIXTY DAYS PRIOR TO THE FIRST SHIPMENT OF WASTE. ANY CHANGES TO THE APPROVED TRANSPORTATION PLAN SHALL BE PROPOSED IN WRITING FOR BUYER APPROVAL. THE CONTRACTOR'S COSTS DUE TO NON-COMPLIANT TRANSPORTATION EQUIPMENT WILL NOT BE REIMBURSABLE.


                       SECTION "F" DELIVERY/PERFORMANCE


NEPA DOCUMENTATION, PERMITTING, AND LICENSING (AS APPLICABLE) AND THE CONTRACTOR'S MILESTONE SCHEDULE, REPRESENTING THE PRE-PROCESSING PHASE, WILL BECOME MATERIAL PARTS OF PERFORMANCE UNDER THIS CONTRACT AND BE THE BASIS FOR DETERMINING THE STATUS OF THE CONTRACTOR'S PERFORMANCE.

                            CONTRACT MGK-SBB-A26602
                                     PAGE 4



                       SECTION "G" ORDER ADMINISTRATION


ESTIMATED BILLING   (G02)

CONTRACTOR SHALL FURNISH TO THE ADDRESS BELOW THE BEST ESTIMATE OF THE TOTAL BILLABLE COST (INVOICED PLUS INVOICEABLE) FROM INCEPTION OF THIS CONTRACT THROUGH THE CURRENT CALENDAR MONTH END. THIS INFORMATION MUST BE PROVIDED IN WRITING (FAX ACCEPTABLE) NO LATER THAN THE 15TH OF EACH MONTH.

WASTE MANAGEMENT FEDERAL SERVICES OF HANFORD, INC.
C/O FLUOR DANIEL HANFORD
POST OFFICE BOX 1000
RICHLAND, WASHINGTON  99352

ATTENTION:  ACCRUALS
            MAIL STOP G1-80

FAX:   (509) 373-6264

AUTHORIZED PERSONNEL     (G03)

ONLY THE FOLLOWING NAMED INDIVIDUALS ARE AUTHORIZED TO MAKE CHANGES TO THIS
DOCUMENT: K. R. GIER, BUYER, PROCUREMENT; M. L. ESTES, MANAGER, PROCUREMENT; T.
J. PLUSH, DIRECTOR, PROCUREMENT AND CONTRACTS.

SELLER INVOICES     (GO6X-GK)

THE CONTRACTOR'S INVOICES SHALL IDENTIFY (1) THE NUMBER OF CUBIC METERS OF WASTE TREATED AND RETURNED TO THE BUYER, (2) THE DATE ON WHICH THE WORK OCCURRED AND,
(3) A BRIEF DESCRIPTION OF THE WORK PERFORMED. ANY RATE INVOICED MUST BE AUTHORIZED BY THE CONTRACT. DEVIATIONS NOT AUTHORIZED WILL RESULT IN DISAPPROVAL OF THE INVOICE.

TWO (2) COPIES OF THE INVOICES SHALL BE SUBMITTED TO THE FOLLOWING ADDRESS:

WASTE MANAGEMENT FEDERAL SERVICES OF HANFORD, INC.
C/O FLUOR DANIEL HANFORD
POST OFFICE BOX 1000
RICHLAND, WASHINGTON  99352

ATTENTION:  ACCOUNTS PAYABLE
            MAIL STOP G1-80

CLOSEOUT CERTIFICATION, FIXED PRICE ORDERS   (G19)

THE CONTRACTOR SHALL PROPERLY EXECUTE AND MAIL TO THE BUYER THE ATTACHED FINAL RELEASE FORM PMM-42-007 WITHIN FIVE WORKING DAYS FROM THE LAST DATE SERVICES ARE PROVIDED HEREUNDER AND/OR THE DATE OF THE LAST SHIPMENT MADE HEREUNDER.

                            CONTRACT MGK-SBB-A26602
                                    PAGE 5


FINAL PAYMENT WILL NOT BE MADE UNTIL THIS FORM IS PROPERLY EXECUTED AND RECEIVED BY THE BUYER.


                       SECTION "H" SPECIAL REQUIREMENTS


PAYMENTS UNDER FIXED PRICE ORDERS  (H28X-GK)

THE BUYER SHALL PAY THE CONTRACTOR AS FOLLOWS UPON THE SUBMISSION OF INVOICES OR VOUCHERS APPROVED BY THE BUYER:

A.   WASTE PROCESSING - FIXED UNIT RATE

     THE TOTAL AMOUNT SHALL BE COMPUTED BY MULTIPLYING THE APPROPRIATE UNIT RATE BY THE NUMBER OF CUBIC METERS OF WASTE TREATED. INVOICED TREATED WASTE VOLUMES SHALL BE BASED ON THE UNTREATED WASTE VOLUMES AS SPECIFIED IN SOW
     SECTION 3.5. PAYMENT SHALL NOT BE MADE FOR A GIVEN WASTE LOT UNTIL THE TREATED WASTE IS RETURNED AND ACCEPTED BY THE BUYER IN ACCORDANCE WITH THE REQUIREMENTS SET FORTH IN THE SOW.

B.   CEILING PRICE

     ALTHOUGH THE PARTIES HAVE NEGOTIATED THE CEILING PRICE OF $3,821,122, ASSUMING THAT THE BUYER ELECTS TO TREAT THE MAXIMUM QUANTITY IN ALL OF THE OPTION YEARS, CURRENT FUNDING FOR THIS CONTRACT IS LIMITED AS DESCRIBED IN CLAUSE H29X-GK. HOWEVER, THE BUYER IS NOT OBLIGATED TO PAY ANY AMOUNT IN EXCESS OF $1,107,800 FOR THE BASE TREATMENT PERIOD QUANTITIES UNLESS SOME OR ALL OF THE OPTIONS ARE EXERCISED BY THE BUYER.

C.   AUDIT

     AT ANY TIME BEFORE FINAL PAYMENT UNDER THIS CONTRACT, THE BUYER MAY REQUEST AUDIT OF THE INVOICES OR VOUCHERS AND SUBSTANTIATING MATERIAL. EACH PAYMENT PREVIOUSLY MADE SHALL BE SUBJECT TO REDUCTION TO THE EXTENT OF AMOUNT, ON PRECEDING INVOICES OR VOUCHERS, THAT ARE FOUND BY THE BUYER NOT TO HAVE BEEN PROPERLY PAYABLE AND SHALL ALSO BE SUBJECT TO REDUCTION FOR OVERPAYMENTS OR TO INCREASE FOR UNDERPAYMENTS. UPON RECEIPT AND APPROVAL OF THE VOUCHER OR INVOICE DESIGNATED BY THE CONTRACTOR AS THE "COMPLETION VOUCHER" OR "COMPLETION INVOICE" AND SUBSTANTIATING MATERIAL, AND UPON COMPLIANCE BY THE CONTRACTOR WITH ALL TERMS OF THIS CONTRACT, THE BUYER SHALL PROMPTLY PAY ANY BALANCE DUE TO THE CONTRACTOR. THE COMPLETION INVOICE OR VOUCHER, AND SUBSTANTIATING MATERIAL, SHALL BE SUBMITTED BY THE CONTRACTOR AS PROMPTLY AS PRACTICABLE FOLLOWING THE COMPLETION OF THE WORK UNDER THIS CONTRACT, BUT IN NO EVENT LATER THAN ONE (1) YEAR (OR SUCH LONGER PERIOD AS THE BUYER MAY APPROVE IN WRITING) FROM THE DATE OF COMPLETION.

                            CONTRACT MGK-SBB-A26602
                                    PAGE 6


D.   REFUNDS

     THE CONTRACTOR AGREES THAT ANY REFUNDS, REBATES, OR CREDITS (INCLUDING ANY RELATED INTEREST) ACCRUING TO OR RECEIVED BY THE CONTRACTOR OR ANY ASSIGNEE, THAT ARISE UNDER THE MATERIALS PORTION OF THIS CONTRACT AND FOR WHICH THE CONTRACTOR HAS RECEIVED REIMBURSEMENT, SHALL BE PAID BY THE CONTRACTOR TO THE BUYER. THE CONTRACTOR AND EACH ASSIGNEE, UNDER AN ASSIGNMENT ENTERED INTO UNDER THIS CONTRACT AND IN EFFECT AT THE TIME OF FINAL PAYMENT UNDER THIS CONTRACT, SHALL EXECUTE AND DELIVER, AT THE TIME OF AND AS A CONDITION PRECEDENT TO FINAL PAYMENT UNDER THIS CONTRACT, AN ASSIGNMENT TO THE BUYER OF SUCH REFUNDS, REBATES, OR CREDITS (INCLUDING ANY INTEREST) IN FORM AND SUBSTANCE SATISFACTORY TO THE BUYER.

E.   FINAL PAYMENT

     THE CONTRACTOR, AND EACH ASSIGNEE UNDER ANY ASSIGNMENT PERMITTED UNDER THE TERMS OF THE CONTRACT AND IN EFFECT AT THE TIME OF FINAL PAYMENT HEREUNDER, SHALL EXECUTE AND DELIVER, AT THE TIME OF AND AS A CONDITION PRECEDENT TO FINAL PAYMENT UNDER THIS CONTRACT, A RELEASE DISCHARGING THE BUYER, THE GOVERNMENT AND THEIR OFFICERS, AGENTS, AND EMPLOYEES OF AND FROM ALL LIABILITIES, OBLIGATIONS, AND CLAIMS ARISING OUT OF OR UNDER THIS CONTRACT.

LIMITATION OF FUNDS  (H29X-GK)

1) ALTHOUGH THE PARTIES HERETO HAVE NEGOTIATED THE CEILING PRICE OF A NOT-TO-EXCEED AMOUNT OF $3,821,122 FOR THIS CONTRACT, THE PARTIES UNDERSTAND THAT SUFFICIENT FUNDS FOR THE FULL SCOPE OF WORK ARE NOT AVAILABLE. IT IS ANTICIPATED THAT FROM TIME TO TIME, ADDITIONAL FUNDS WILL BE OBLIGATED TO THIS CONTRACT UNTIL THE TOTAL ESTIMATED PRICE OF SAID CONTRACT IS OBLIGATED.

2) THE CONTRACT SPECIFIES THE AMOUNT THAT WILL BE AVAILABLE FOR PAYMENT IN FY97 & FY98, AND ALLOTTED TO THIS CONTRACT IN FY97, SHALL NOT EXCEED A TOTAL OF $200,000, THE MAXIMUM TERMINATION CHARGES (REFER TO CLAUSE I1X-
     GK).

3) THE CONTRACTOR SHALL NOTIFY THE BUYER IN WRITING, WHENEVER IT HAS REASON TO BELIEVE THAT THE COSTS EXPECTED TO INCUR IN THE NEXT 30 DAYS, WHEN ADDED TO ALL COSTS PREVIOUSLY INCURRED, WILL EXCEED 85 PERCENT OF THE TOTAL AMOUNT ALLOTTED TO THE CONTRACT. THE NOTICE SHALL STATE THE ESTIMATED AMOUNT OF ADDITIONAL FUNDS REQUIRED TO CONTINUE PERFORMANCE FOR THE PERIOD SPECIFIED IN THE SCHEDULE. IF AFTER SUCH NOTIFICATION, ADDITIONAL FUNDS ARE NOT OBLIGATED BY THE END OF ESTIMATED REACH DATE OR BY AN ANOTHER AGREED DATE, THE BUYER SHALL, UPON THE CONTRACTOR'S WRITTEN REQUEST, TERMINATE THE CONTRACT ON THE PERFORMANCE END DATE OR THE DATE SET FORTH IN THE REQUEST, WHICHEVER IS LATER, PURSUANT TO THE PROVISIONS OF THE TERMINATION CLAUSE OF THIS CONTRACT.

                            CONTRACT MGK-SBB-A26602
                                    PAGE 7


4) EXCEPT AS PROVIDED BY OTHER PROVISIONS OF THE CONTRACT, SPECIFICALLY CITING AND STATED TO BE AN EXCEPTION TO THIS CLAUSE:

     A) THE BUYER IS NOT OBLIGATED TO REIMBURSE THE CONTRACTOR FOR COSTS INCURRED IN EXCESS OF THE TOTAL AMOUNT ALLOTTED TO THIS CONTRACT; AND,

     B) THE CONTRACTOR IS NOT OBLIGATED TO CONTINUE PERFORMANCE UNDER THIS CONTRACT (INCLUDING ACTIONS UNDER THE TERMINATION CLAUSE) OR OTHERWISE INCUR COSTS IN EXCESS OF THE ALLOTTED AMOUNT OF THE CONTRACT, UNTIL THE BUYER NOTIFIES THE CONTRACTOR IN WRITING THAT THE ALLOTTED AMOUNT HAS BEEN INCREASED AND SPECIFIES THE REVISED TOTAL ALLOTTED AMOUNT.

5) NO NOTICE, COMMUNICATION, OR REPRESENTATION IN ANY FORM OR BY ANYONE OTHER THAN THAT SPECIFIED IN SUBPARAGRAPH 4(B) ABOVE, SHALL EFFECT THE ALLOTTED AMOUNT OF THE CONTRACT. IN THE ABSENCE OF THE CONTRACTOR'S NOTIFICATION (PARAGRAPH 3 ABOVE), THE BUYER IS NOT OBLIGATED TO REIMBURSE THE CONTRACTOR FOR ANY COSTS IN EXCESS OF THE TOTAL AMOUNT ALLOTTED TO THE CONTRACT, WHETHER INCURRED DURING THE COURSE OF PERFORMANCE PERIOD, A TERMINATION, OR RESULT OF AN AUDIT.

6) WHEN, AND TO THE EXTENT THAT THE AMOUNT ALLOTTED BY THE BUYER IS INCREASED, ANY EXCESS COSTS THE CONTRACTOR INCURRED BEFORE THIS MODIFICATION SHALL BE ALLOWABLE TO THE SAME EXTENT AS IF INCURRED AFTERWARD, UNLESS THE CONTRACT WAS TERMINATED.

7) CHANGE CONTRACTS SHALL NOT BE CONSIDERED AN AUTHORIZATION TO EXCEED THE ALLOTTED AMOUNT SPECIFIED IN THE SCHEDULE, UNLESS THEY IDENTIFY THE INCREASED ALLOTTED AMOUNT.

DESIGNATION OF TECHNICAL REPRESENTATIVE (H38)

THE BUYER HEREBY DESIGNATES THE FOLLOWING AS THE BUYER'S TECHNICAL REPRESENTATIVE, (BTR), FOR THIS CONTRACT: DEAN NESTER, (509) 373-4155, M/S H6-06.

THE BTR IS RESPONSIBLE FOR MONITORING AND PROVIDING TECHNICAL GUIDANCE FOR THIS CONTRACT AND SHOULD BE CONTACTED REGARDING QUESTIONS OR PROBLEMS OF A TECHNICAL NATURE. IN NO EVENT, HOWEVER, WILL AN UNDERSTANDING OR AGREEMENT, MODIFICATION, CHANGE ORDER, OR ANY DEVIATION FROM THE TERMS OF THE CONTRACT BE EFFECTIVE OR BINDING UPON THE BUYER UNLESS FORMALIZED BY THE PROPER CONTRACT DOCUMENTS EXECUTED BY THE BUYER PRIOR TO COMPLETION OF THIS CONTRACT. ON ALL MATTERS THAT PERTAIN TO CONTRACT TERMS, THE CONTRACTOR SHALL CONTACT THE BUYER SPECIFIED WITHIN THE CONTRACT. WHEN IN THE OPINION OF THE CONTRACTOR, THE BTR REQUESTS OR DIRECTS EFFORTS OUTSIDE THE EXISTING SCOPE OF THE CONTRACT, THE

                            CONTRACT MGK-SBB-A26602
                                     PAGE 8


CONTRACTOR SHALL PROMPTLY NOTIFY THE BUYER IN WRITING. NO ACTION SHALL BE TAKEN UNTIL AN APPROPRIATE MODIFICATION TO THE CONTRACT HAS BEEN ISSUED BY THE BUYER. THE BTR SHALL BE RESPONSIBLE FOR APPROPRIATE SURVEILLANCE OF THE CONTRACTOR'S REPRESENTATIVE WHILE ON SITE.

OPTIONS    (H54X-GK)

THE BUYER MAY EXERCISE ITS OPTION TO EXTEND THE TERM OF THIS CONTRACT PRIOR TO THE EXPIRATION OF THE EXISTING TERM. THE ACTUAL EXERCISE OF THE OPTION SHALL BE VIA A CONTRACT MODIFICATION ONLY. THE CONTRACTOR SHALL PROVIDE THE SERVICES AT THE FIXED UNIT PRICES INCLUDED IN THE CONTRACT WHICH ARE FIRM OVER THE COMPLETE PERIOD OF PERFORMANCE. THE QUANTITIES TO BE TREATED DURING AN OPTION PERIOD SHALL BE DETERMINED BY THE BUYER UP TO THE MAXIMUM QUANTITY SPECIFIED HEREIN.

SERVICE CONTRACT ACT OF 1965   (H73X-GK)

THIS CONTRACT IS SUBJECT TO THE SERVICE CONTRACT ACT OF 1965. THE DEPARTMENT OF LABOR (DOL) WAGE DETERMINATION WILL BE SUBMITTED FOR JOB CLASSIFICATIONS AND WORK LOCATIONS PROPOSED BY THE CONTRACTOR. THE FIXED UNIT PRICE TREATMENT RATES SHALL BE CONSIDERED INCLUSIVE OF ALL LABOR COSTS SET FORTH BY THE DOL AND DETERMINED TO BE PAYABLE TO EMPLOYEES COVERED BY THIS ACT. ALL SUCH COSTS, INCLUDING LABOR RATES, APPLICABLE PAYROLL TAXES AND VARIOUS OTHER BUSINESS TAXES (I.E. WASHINGTON STATE B&O, FICA, ETC.) SHALL BE THE EXCLUSIVE RESPONSIBILITY OF THE CONTRACTOR.


                       SECTION "I" TERMS AND CONDITIONS


APPLICABLE PROVISIONS    (I12)

THE PROVISIONS, FORMS AND DOCUMENTS IDENTIFIED BELOW ARE HEREBY INCORPORATED INTO AND MADE A PART OF THIS CONTRACT. THEY SHALL HAVE THE SAME FORCE AND EFFECT AS IF WRITTEN INTO THE BODY OF THE CONTRACT.

     FORM
     NUMBER    TITLE

     GP GENERAL PROVISIONS, FOUNDATION FOR TERMS AND CONDITIONS WHICH MAY APPLY TO CONTRACTS REQUIRING USE OF GOVERNMENT PROVISIONS FOUND IN THE FEDERAL ACQUISITION REGULATION (FAR) OR THE DOE ACQUISITION REGULATION (DEAR)

     SP-1      SPECIAL PROVISIONS - FEDERAL ACQUISITION CLAUSES

     SP-5      SPECIAL PROVISIONS - ON-SITE SERVICES

                            CONTRACT MGK-SBB-A26602
                                     PAGE 9

     SP-6   SPECIAL PROVISIONS - SERVICE CONTRACT ACT OF 1965

     SP-14  SPECIAL PROVISIONS - HAZARDOUS WASTE TRANSPORTATION AND DISPOSAL

     SP-16  REPRESENTATIONS AND CERTIFICATIONS

TERMINATION FOR CONVENIENCE   (I1X-GK)

IN THE EVENT THE BUYER SHOULD TERMINATE THE CONTRACT FOR CONVENIENCE, THE FOLLOWING MAXIMUM TERMINATION CHARGES SHALL APPLY.

FOR THE COMBINED PROCUREMENT, THE MAXIMUM TERMINATION CHARGES THROUGH SEPTEMBER 30, 1998 WILL NOT EXCEED $200,000. THIS INCLUDES THE $123,000 NON-RECURRING COSTS ASSOCIATED STRICTLY WITH THE PERFORMANCE OF THE SOW AND ANY PROJECT MANAGEMENT COSTS, ADMINISTRATIVE SETTLEMENT, AND TERMINATION FEES.

TERMINATION CHARGES FOR ONLY THE DEBRIS PORTION OF THE COMBINED PROCUREMENT
                        ----
SHALL NOT EXCEED THE FOLLOWING:


       IF TERMINATED BY                    MAXIMUM TERMINATION CHARGES
       ----------------                    ---------------------------

       1ST QUARTER, DECEMBER 31, 1997                  $ 10,000
       2ND QUARTER, MARCH 31, 1998                     $ 40,000
       3RD QUARTER, JUNE 30, 1998                      $ 75,000
       4TH QUARTER, SEPTEMBER 30, 1998                 $125,000


                        SECTION "J" LIST OF ATTACHMENTS

LIST OF ATTACHMENTS     (J02)

THE FOLLOWING ATTACHMENTS ARE PROVIDED WITH THIS RFP AND SHALL HAVE THE SAME EFFECT AS IF SET FORTH IN THE BODY OF THE RFP.

1)   ATTACHMENT 1 -   STATEMENTS OF WORK, "MIXED WASTE INORGANIC NON-DEBRIS
     TREATMENT" DATED SEPTEMBER 1, 1997 AND "MIXED WASTE DEBRIS TREATMENT" DATED SEPTEMBER 1, 1997

2)   ATTACHMENT 2 - CONTRACT VALUE PRICING SUMMARY SHEET

3)   ATTACHMENT 3 - FINAL RELEASE, FIXED PRICE CONTRACTS - PMM-42-007

4)   ATTACHMENT 4 - CONTRACTOR'S MILESTONE SCHEDULE DATED AUGUST 27, 1997

                                  ATTACHMENT 1
                           P.O. MGK-SBB-A26602 ITEM-1

                  MIXED WASTE "INORGANIC NON-DEBRIS" TREATMENT
                               STATEMENT OF WORK

                               SEPTEMBER 1, 1997
                                    PAGE 1

1.0    GENERAL

1.1 Waste Management Federal Services of Hanford, Inc. (WMH) is the Waste Management Projects subcontractor at the Department of Energy Richland Operations Office (DOE-RL), Hanford Site, located in Richland, Washington. The Hanford Site is managed by the Project Hanford Management Contractor (PHMC), Fluor Daniel Hanford Inc. (FDH), which is directly contracted by DOE-RL. WMH is acting on behalf of FDH as the Buyer for this procurement activity.

1.2 Prior to September 1991, the Hanford Site was tasked with a mission for the production of special nuclear materials to support the Department of Defense
(DOD) weapons programs. Since that date, the Hanford Site has been tasked with a mission to cleanup the Site. The new mission reinforces waste management activities at the Hanford Site, and focuses on resolving legacy waste issues. Waste management initiatives include, but are not limited to; waste characterization, segregation, storage, processing, treatment, minimization and permanent disposal.

1.3 A segment of the waste management task is to provide the means to safely, effectively, expeditiously and economically treat for disposal, legacy mixed waste (MW) currently being managed at the Hanford Site. MW results from the combination of dangerous waste as designated by the Washington Administrative Code, Dangerous Waste Regulations (WAC 173-303) with radioactive materials as defined by the Atomic Energy Act (AEA, 1954). MW has been generated by Hanford Site facilities and some approved Offsite facilities since 1987, and additional MW is forecasted to be generated throughout Hanford's cleanup mission life-cycle. Subject waste resides in Resource Conservation and Recovery Act (RCRA) compliant storage at the Central Waste Complex (CWC) located in the 200 West Area of the Hanford Site.

2.0    OBJECTIVES

2.1 The primary objective of this work activity is to acquire a commercial treatment services vendor (referred to as the Contractor here forth) to perform treatment on a specific volume of MW with similar treatment requirements (i.e., regulative and technology), thus rendering the waste acceptable for land disposal at the Hanford Site. In all circumstances, the Contractor's waste treatment capability(ies) shall be sufficiently robust to appropriately treat the waste specified in Section 3.0.

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 2 OF 12

3.0 WASTE SPECIFICATION

3.1 The waste to be treated under this SOW is designated as Contact Handled - Low Level Mixed Waste (CH-LLMW) as determined by the Hanford Site Solid Waste Acceptance Criteria (HSSWAC) (WHC, 1994). Approximately 125m/3/ of waste constitutes the waste treatment lot (see Appendix-A for waste package listing). The minimum contracted waste volume for treatment will be for 100m/3/ of drummed and boxed waste.

3.2 The waste treatment lot contains greater waste volume than that specified as the contracted volume. Upon mutual agreement between the Buyer and Contractor, waste packages from the treatment lot will be selected for actual treatment. Waste that has similar physical, chemical and radiological characteristics to the waste specified in the waste treatment lot may be substituted. This allows the Buyer and the Contractor some flexibility in what waste will actually be treated, and it allows for waste substitution in the case non-acceptable waste is encountered at the treatment facility.

3.3 To minimize impacts to the Buyers Onsite interfaces; (shipping/receiving facilities, waste acceptance personnel.. etc.) and budget distributions; the Contractor shall receive waste, ship treated waste, and invoice on a regular basis to the greatest extent possible. The Buyer and Contractor shall mutually agree on the shipping/receiving intervals and volume associated with each shipment. In the case a mutual agreement cannot be obtained for Sections 3.2 and 3.3, the Buyer ultimately reserves the right to select the waste to be treated and the shipping/receiving schedule.

3.4 The treatment Base Contract will be for a duration of two (2) years plus one (1) additional year at the option of the Buyer. The Buyer requires that the treatment Contractor complete waste treatment and ship all treated waste back to the Buyer by the end of the specified contracting periods.

3.5 For this Contract, waste volumes to be treated will be based on the internal volumes of the primary waste containers at the time waste responsibility is transferred to the treatment Contractor. Volumes will be specified on the applicable shipping papers. Overpack containers used solely to meet shipping requirements are not considered to be the primary container. See the following examples for typical container waste volumes (not all inclusive):

            55-GAL DRUM:.............0.208 CUBIC METERS
            85-GAL DRUM:.............0.322 CUBIC METERS
            4'x4'x8' METAL BOX:......3.40  CUBIC METERS
            B-25 BOX:................2.55  CUBIC METERS

3.6 The Buyer will review and verify the characterization of each waste package prior to releasing the waste to the Contractor. Waste characterization needed to meet Department of Transportation (DOT), RCRA, and/or Washington State Hazardous Waste Management Act (HWMA) regulations (as applicable) for waste shipment will be performed by the Buyer.

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 3 OF 12

Any additional waste characterization to satisfy the Contractor's waste acceptance criteria which are above and beyond DOT, RCRA, and/or HWMA regulations for shipment, shall be the responsibility of the Contractor. The waste's general physical, chemical and radiological characteristics are denoted below.

   3.6.1 Waste is packaged per the HSSWAC. Packages are mostly 208-liter (55-gal) drums, some 322-liter (85-gal) drums, and various sized boxes up to 1.83m(h) x 1.83m(w) x 3.05m(1) (6ft x 6ft x 10ft). Some of the waste will be overpacked due to primary waste container integrity issues or DOT regulation issues.

   3.6.2 The waste's physical characteristics are generally comprised of inorganic particulates, soils, sludges, and/or non-bulk liquids. The majority of the waste packages contain some debris type items (i.e., paper, plastic, metal.. etc.); however, all packages will contain greater than 50 volume percent non-debris material based on visual and/or real-time radiography inspection.

   3.6.3 The hazardous constituents in the waste are regulated by the HWMA (Chapter 70.105 Revised Code of Washington [RCW]), RCRA (42 USC 6901 et seq.) and the HWMA and RCRA implementing regulations contained in WAC (Chapter 173-303, Dangerous Waste Regulations) and Title 40 Code of Federal Regulations (CFR) respectively.

      3.6.3.1 The waste has been determined to either require stabilization treatment by means of a specified Technology-Based Standard, or stabilization is the Best Demonstrated Available Technology (BDAT) treatment for the waste. Other treatment technologies could be utilized provided the treatment is acceptable/approved by WDOE and/or EPA Region 10 regulators. The Contractor may choose to treat the debris and non-debris components together or separately. If the Contractor chooses to treat them separately, then the Contractor assumes the added responsibility of meeting applicable treatment requirements specified in 40CFR268.45 (treatment performance standards).

      3.6.3.2 The waste may contain any of numerous different waste constituents: characteristic waste constituents (D00l through D0ll), listed waste constituents (F001 through F005, "P"s and "U"s), and Washington State dangerous waste constituents (WT0l/2, WP01/2, WSC2, and
      W00l). See Appendix-A for container specific waste constituents.

      3.6.3.3 For waste that is designated with EPA hazardous waste numbers that require the identification of underlying hazardous constituents
      (UHC), the Buyer will specify the UHCs that are reasonably expected to be in the waste. Identification of the UHCs will be on the LDR treatment notification to be sent to the treatment Contractor at the time of waste shipment.

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 4 OF 12


   3.6.4 The radioactive constituents in the waste are governed by the AEA. Some or all of the radiological constituents tabulated in the HSSWAC (Table 3-1) can be expected in the waste, including alpha emitting radionuclides.

      3.6.4.1 The activity concentration in individual waste packages will not exceed Category 3 or Class C limits as defined in the HSSWAC (WHC 1994).

      3.6.4.2 Transuranic radionuclides in the waste matrix will not exceed 100 nCi/g (i.e., no "TRU" waste in the scope of this SOW) as defined in the HSSWAC (WHC 1994).

      3.6.4.3 All waste packages to be treated under the terms of this SOW will be Contact Handled (CH), meaning the dose rate on the container's outer surface will not exceed 200 mrem/hr. Waste packages will not be shielded to reduce the outer surface does rate; however, it is anticipated that some of the actual waste may exceed 200 mrem/hr limit after removing it from the packages. The Contractor shall have the provisions to handle waste that exceeds 200 mrem/hr. If waste in a container is suspected of exceeding 200 mrem/hr, the Buyer will flag the container (denote on traveler papers and container package) and notify the Contractor prior to the waste being signed over to the Contractor for treatment.

4.0 WORK REQUIREMENTS

4.1 OFFSITE WASTE TREATMENT OPTION

   4.1.1 The Contractor shall provide all treatment services to treat the waste specified in Section 3.0. The treatment shall produce a treated waste meeting land disposal requirements at the Hanford Site as specified in this SOW. Along with the treatment equipment and facility; the Contractor shall provide the technical expertise needed to successfully perform stabilization treatment. This includes, but is not limited to; treatability testing, stabilizing agent formulations, sampling protocols and process control parameters.

   4.1.2 The Contractor's treatment services shall be in accordance with all applicable local, state, and federal laws and regulations. Furthermore, the Contractor shall have all permits and licenses necessary for waste transportation and treatment under this Contract. The Buyer will be provided a copy of all permits and licenses at least 60 days prior to commencing the first shipment of waste.

   4.1.3  Treatment Technology:

      4.1.3.1 The Contractor shall utilize treatment technologies meeting BDAT applicable to RCRA Land Disposal Restrictions (LDR), WAC Dangerous Waste Regulations and the HSSWAC. The Buyer believes the relevant BDAT treatment

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 5 OF 12

      technology for treating subject waste is stabilization with the following reagents; portland cement and/or lime/pozzolans with enhancing reagents such as silicates. Other treatment technologies can be utilized provided such technologies satisfy treatment requirements set-forth in this SOW, and the technology is accepted by the Washington Department of Ecology
      (WDOE) and/or EPA Region 10 for disposing of at the Hanford Site.

      4.1.3.2 Waste treatment techniques such as sorting, shredding, delumping, and compaction shall be implemented as necessary to meet treatment requirements as stated in this SOW. No pre-treatment activities will be performed by the Buyer.

      4.1.3.3 The Contractor shall provide process flow diagrams and describe unit operations for each treatment unit employed to treat the waste described in Section 3.0.

   4.1.4  Waste Transportation:

      4.1.4.1 The Contractor shall provide and be responsible for all waste transportation from Hanford's waste shipping facilities to the Contractor's treatment unit, and returning treated waste back to the appropriate Hanford TSD facility.

      4.1.4.2 Transportation shall be in full compliance with DOT regulations in 49 CFR 171-180; Nuclear Regulatory Commission (NRC) regulations in 10 CFR 71, and other applicable federal, state and local laws and regulations.

      4.1.4.3 The Buyer will manifest each waste shipment to the Contractor's treatment facility, and the Contractor shall manifest (as applicable) all treated waste shipments to the Buyer.

      4.1.4.4  Waste shipment responsibilities:

          (a) On waste shipments originating from the Buyer's facilities, the Buyer is responsible for loading the Contractor's transportation vehicles. This includes providing the necessary loading equipment and personnel. The Contractor will be responsible for securing the load, adhering to all applicable requirements, and transporting the waste to their treatment facilities. Prior to leaving the Buyer's loading facilities; the Buyer's Transportation and Packaging Department will inspect the Contractor's loaded transportation vehicle to verify compliance with all applicable requirements, and radiation monitoring will be performed by the Buyer before vehicle release.

          (b) On shipments originating from the Contractor's facilities, the Contractor is responsible for loading their transportation vehicles. This includes providing the necessary loading equipment and personnel. The Contractor will be responsible for securing the load, adhering to all applicable transportation, requirements, performing radiation monitoring, and transporting the treated

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 6 OF 12

          waste to the Hanford Site. The Contractor's transportation vehicles shall be available for inspection by the Buyer's Transportation and Packaging Department to verify compliance with all applicable requirements prior to entering the Hanford Site. Inspections can take place at either the Buyer's inspection facility located in Richland, WA; or at the Contractor's loading facilities. The actual inspection location shall be defined in the Contractor's Transportation Plan. Radiation monitoring will be performed on the Contractor's vehicles by the Buyer at his discretion during the above noted inspection. The Buyer requires a minimum 24-hour notice to schedule Transportation and Packaging personnel to inspect the Contractor's vehicles.

      4.1.4.5 Hanford's TSD facilities are operated primarily on dayshift (7:30am - 4:00pm) during weekdays (M-F). The Contractor may make arrangements with the Buyer to pickup or drop off waste shipments at other times provided the Contractor provides a minimum 48-hour notice to the Buyer.

   4.1.5  Radionuclide Inventory:

      4.1.5.1 The Contractor shall maintain the integrity of the Hanford Site's radionuclide inventory during all phases of waste shipment, storage, treatment; analysis, and treated waste return. At a minimum, the Contractor shall segregate subject waste from other clients waste, decontaminate treatment equipment prior to and after treating subject waste, and return or incorporation all secondary waste (including system HEPA filters) generated from the treatment of subject waste.

      4.1.5.2 Since the waste inventory contains radioactive elements including transuranic constituents, if treatment could result in a concentration of radioactive elements, the Contractor shall administratively control the waste feed so that no TRU, Greater Than Category 3, or Greater Than Class C waste (as defined in the HSSWAC) is generated.

   4.1.6  Waste Acceptance Criteria:

      4.1.6.1 The Contractor shall have a waste acceptance criteria established to cover all the waste specified in Section 3.0. The waste acceptance criteria shall address all pertinent waste attributes including; radioisotope quantities/concentrations, criticality safety limits, external radiation and heat generation, restrictions on types of waste, container acceptance...etc.

      4.1.6.2 Treated waste from the Contractor shall be returned to the Buyer meeting the storage and disposal requirements of the Hanford Site. This acceptance is administered in the HSSWAC. Since the treated waste may reside in storage on the Hanford Site until the disposal site begins operation, the Contractor will be required to meet both the storage and disposal criteria. The only exception to this requirement is for waste that after treatment results in non-RCRA or Washington State regulated waste (i.e., treated characteristic only waste that can be disposed of

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 7 OF 12

      in Hanford's low-level burial grounds); for this case, the waste can be packaged meeting the disposal requirements only. Treated waste packages shall be of size, shape and weight that can be readily/safely lifted and moved by means of conventional forklift type vehicles. The maximum package should not exceed 5ft x 5ft x 9ft in size and 16,000 pounds in weight. The Contractor can utilize other treated waste packages not meeting the above criteria if the Contractor provides the means to deliver and place the packages in the Buyer's disposal/storage unit.

      4.1.6.3 The Contractor shall have a documented methodology for meeting the applicable treatment requirements specified in this SOW. Included in with this methodology is acknowledgement from the WDOE and/or the EPA Region 10 that the Contractor's treatment approach meets the intended treatment and performance objectives. A Waste Certification Summary (WCS) shall be used to convey this treatment methodology (ref: HSSWAC, Section 2.1.2). The WCS shall be submitted to the Buyer at least 60 days prior to treatment commencement.

      4.1.6.4 The Contractor shall notify the Buyer immediately if upon receipt inspection the Contractor discovers any significant discrepancies between quantity or type of dangerous waste designated on the manifest or shipping papers and the quantity or type of dangerous waste the Contractor actually receives. The Contractor and Buyer must attempt to reconcile the discrepancy within ten (10) calendar days after receiving the waste. If the discrepancy cannot be resolved within this period, the Contractor shall return the waste without delay back to the Hanford Site (the Contractor will be reimbursed actual transportation costs for the returned noncompliant waste.).

      4.1.6.5 Once the Contractor accepts the waste for treatment, the Contractor shall provide a final treated waste meeting the requirements of this SOW. Treated waste that analysis indicates do not conform with the requirements of this SOW will be controlled, documented, evaluated for the proper corrective action, and treated to conform at no additional cost to the Buyer.

   4.1.7  Laboratory Analysis

      4.1.7.1 The treated waste shall be characterized with sufficient accuracy to permit proper handling, storage, and disposal at the Buyer's site. This characterization shall ensure that, upon generation of the treated waste, the actual physical and chemical characteristics and major radionuclide content are recorded and known during all stages of the waste management process.

      4.1.7.2 The Contractor shall establish a "chain of custody" procedure for laboratory analysis samples in accordance with SW 846 methods. Sample analysis reports shall be clearly traceable back to specific waste shipments and manifests. Reports documenting laboratory analyses must be signed and certified by an authorized representative of the Contractor. All laboratory analysis work must be performed in compliance with 40 CFR 260-271. 40 CFR 260-271 requires, in

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 8 OF 12

      some cases, compliance with test methods defined in EPA SW 846, Test
                                                                      ----
      Methods for the Evaluation of Solid Waste, Physical/Chemical Methods, most
      --------------------------------------------------------------------
      recent edition, (SW 846). The Contractor shall conduct laboratory analysis on the treated waste sufficient to certify the treated waste meets WDOE, federal regulations, and the HSSWAC requirements. The laboratory(ies) utilized for treated waste testing shall be approved by the Buyer prior to initiating waste treatment.

      4.1.7.3 The Contractor shall specify the sampling methodology and frequency utilized in certifying the waste meets disposal criteria. The sampling criteria shall be based on statistical analysis techniques and confidence levels documented in the Contractor's Waste Analysis Plan
      (WAP). At a minimum, treated waste sampling shall be conducted on at least every 10th container.

      4.1.7.4 The Contractor shall provide additional samples (i.e., split samples) of the treated waste to the Buyer, on a per-request basis, to verify that the treated waste meets the requirements of this SOW. The Buyer reserves the right to be present during all sampling and analysis activities.

      4.1.7.5. The Contractor's subcontracted laboratories performing analysis on the Buyer's waste shall return excess waste sample material and/or sample residues back to the Contractor. The Contractor in turn shall treat the excess sample material and/or sample residues in accordance with the requirements of this SOW, and return treated material to the Buyer.

  4.1.8  Safety

      4.1.8.1 The Contractor shall have developed, implemented, and maintained a written Health and Safety Program which complies with 29 CFR Part 1910.120, Hazardous Waste Operations and Emergency Response.

      4.1.8.2 The Contractor shall submit their Health and Safety Program to the Buyer at least 60 days before the first shipment of waste is scheduled to be received by the Contractor.

  4.1.9  Quality Assurance

      4.1.9.1 The Contractor shall have developed, implemented, and maintained a written Quality Assurance Program (QAP) which complies with 10 CFR Part 830, Nuclear Safety Management, Subpart A, General Provisions, Section 830.120, Quality Assurance Requirements; or the Contractor may have a QAP based on another nationally recognized quality assurance standard that meets the intent of 10 CFR830.120 (e.g., NQA-l).

      4.1.9.2 The Contractor shall submit their QAP to the Buyer with their proposal, and the Contractor must have a fully implemented Quality Assurance Program Plan (QAPP) based on their QAP at least 30 days before the first shipment of waste is

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                               SOW, PAGE 9 OF 12

      scheduled to be received by the Contractor (subject to verification by the Buyer's QA organization).

      4.1.9.3 Laboratories utilized by the Contractor for waste sample analysis under this Contract shall have documented and implemented a QAPP as specified under the requirements of SW 846. At least 30 days before the first waste shipment, the Contractor shall submit written confirmation to the Buyer that the quality assurance documentation concerning selected analytical laboratory(ies) comply with SW 846 requirements.

  4.1.10  Records and Reports

      4.1.10.1 All records associated with the Buyer's wastes (including but not limited to Contractor's sample analysis results) shall be maintained by the Contractor using a method compliant with the requirements specified in WAC 173-303 and 40 CFR 260-271, and all other applicable federal, state, or local regulations. All documents, procedures, and applicable requirements for record keeping are subject to audit by the Buyer.

      4.1.10.2 The Contractor shall develop and maintain a record keeping system that records the following:

      (a) A historical record of waste received, generated, treated, stored, and shipped at the facilities under its cognizance. The data maintained shall include all data necessary to show that the waste was properly classified, treated, stored, and shipped. The data maintained in the system shall be based on the data recorded on waste manifests. At a minimum, the following data will be included for each container of waste:

          (l)  Waste physical and chemical characteristics;
          (2) Weight of the waste (total of waste and any solidification or absorbent media);
          (3) Volume of the waste (total of waste and any treatment reagents or absorbent media);
          (4) Other data necessary to demonstrate compliance with waste acceptance criteria;
          (5)  Major radionuclides and their concentrations;
          (6)  Packaging date, package weight, and external volume;
          (7) All analytical and test data needed to verify treated waste performance for certification and disposal.

      (b) Waste manifest records shall be maintained by the Contractor for waste received by the Contractor, and the Contractor shall manifest the treated waste back to the Buyer. The manifest shall contain data necessary to document the proper classification, and verify proper treatment, storage, and disposal of the waste. Waste manifests will be kept as permanent records by the Contractor.

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                              SOW, PAGE 10 OF 12

      (c) The Contractor shall maintain the following records related to proper plant and equipment operation:

          (1) All process data needed to verify equipment operation within specific parameters during production in order to certify that the treated waste (entire container contents) meets established acceptance/performance criteria;

          (2) Process analytical and test data to verify that the entire container contents meet established waste acceptance criteria;

          (3) Data pertinent to tracking container contents entering the treatment facility to the exiting treated waste containers for waste category verification purposes as required by regulations.

               NOTE: The concentration of a radionuclide may be determined by direct methods or by indirect methods such as use of scaling factors which relate the inferred concentration of one radionuclide to another that is measured, or radionuclide material accountability, if there is reasonable assurance that the indirect methods can be correlated with actual measurements.

  4.1.11  Documentation

      4.1.11.1 Final Treated Waste Certification: Each batch or lot of treated waste shall be certified by the Contractor for meeting the requirements set-forth in this SOW. A treated waste certification portfolio shall be submitted for each treated waste shipment (ref: HASSWAC Section 2.1.4). At a minimum, the portfolio shall include the Contents Inventory Record, Solid Waste Storage/Disposal Record, LDR Notification/Certification, laboratory analytical data or process knowledge information, and WDOE "State-Only" LDR certification statement (as applicable). The Buyer will accept or reject the certification portfolio within fifteen (15) working days from the time the package was received by the Buyer.

      4.1.11.2 Non-Conformance Reports: Non-Conformance Reports shall detail the control, evaluation, and corrective action for treated waste that is found to not meet the requirements of this SOW after initial treatment. A non-conformance report is required to be generated by the Contractor within fifteen (15) working days for each container, lot or batch that is determined to not comply with those requirements. Methods to disposition the non-conforming material and prevention of repeated incidents of non-conformance will be detailed, in this report. A copy of the non-conformance reports, and the results of the follow-up actions, will be transmitted to the Buyer within five (5) working days of the completion of the report. Concurrence with non-conforming material disposition by the Buyer is required prior to shipment of the treated waste to the Buyer.

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                              SOW, PAGE 11 OF 12

      4.1.12 The Buyer reserves the right to inspect the Contractor's and/or its sub-Contractor's facilities for which the Buyer's waste comes into contact with. Inspection will be for verifying compliance with the Contract requirements.

4.2  ONSITE WASTE TREATMENT OPTION    (N/A)

5.0  NATIONAL ENVIRONMENTAL POLICY ACT COMPLIANCE

5.1  DOE-RL is required to comply with the National Environmental Policy Act
(NEPA) of, 1969 (10 CFR 1021), and DOE-RL is responsible for determining the level of NEPA for this activity. NEPA services are typically outsourced by DOE-RL to the Site's operating contractor or other subcontractors. In the case for this treatment activity, NEPA services will be provided by the Contractor.

5.2 The Contractor shall provide NEPA documentation to the level of an Environmental Assessment (EA). The EA shall be complete in form and format in accordance with the guidance requirements for the preparation of NEPA documentation (ref: NEPA). The Contractor is to submit the EA to DOE-RL for their review and approval. In addition, the Contractor shall provide additional data, explanation, clarification, etc. as required to obtain DOE approval.

6.0  OPTIONAL WASTE ORIGINATING FROM FFCA OBLIGATED OFFSITE GENERATORS

6.1 To comply with treatment obligations originating from the Federal Facility Compliance Act (FFCA), the Buyer retains the option to allow up to 10 cubic meters of waste generated from other DOE/DOD Sites to be shipped directly to the Contractor's facility for treatment.

6.2 The Buyer will represent all Offsite DOE/DOD generators with respect to waste shipment scheduling, transportation and billing arrangements. Only the FFCA waste that is amenable to the treatment technology being employed by the Contractor will be considered for treatment. The Buyer will provide the Contractor with the characterization information for the applicable FFCA waste. The waste will meet the general parameters specified in Section 3.0 of this SOW.

6.3 The cost and terms for treating this FFCA waste will be negotiated on a case-by-case basis.

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                              SOW, PAGE 12 OF 12

7.0  REFERENCES

10 CFR 835, U.S. Nuclear Regulatory Commission, Standards for Protection Against Radiation.

10 CFR 61, U.S. Nuclear Regulatory Commission, Licensing Requirements for Land Disposal of Radioactive Waste.

10 CFR 71, U.S. Nuclear Regulatory Commission, Packaging and Transportation of Radioactive Material.

10 CFR 830.120, Nuclear Safety Management, Subpart A, General Provisions,
Section 830.120, Quality Assurance Requirements (for recent changes see 59FR15843).

10 CFR 1021 Department of Energy, National Environmental Policy Act Implementing Procedures.

40 CFR, U.S. Environmental Protection Agency Regulations.

49 CFR Subchapter C, Sections 171-180, U.S. Department of Transportation, Hazardous Materials Regulation.

AEA, Atomic Energy Act of 1954, as amended, 42 USC 2011, et seq.

EPA, SW-846 Test Methods for the Evaluation of Solid Waste, Physical/Chemical Methods, U.S. Environmental Protection Agency, Most Current Version.

NEPA, Recommendations for the Preparation of Environmental Assessments and Environmental Impact Statements, Office of NEPA Oversight, U.S. Department of Energy, May 1993.

RCRA, Resource Conservation and Recovery Act of 1976, 42 USC 6901 et seq.

WAC 173-303, State of Washington Administrative Code "Dangerous Waste Regulations," as amended.

WHC-EP-0063-4 Page Change 5, Hanford Site Solid Waste Acceptance Criteria, Westinghouse Hanford Company, Richland, Washington, May 1996 or most recent revision (available from Document Control Services-Public Requests; 509-376-1418, 509-372-2420 or Internet public_requests_hanford_docs@rl.gov).

                                   APPENDIX-A
                               STATEMENT- OF-WORK
                           P.O. MGK-SBB-A26602 ITEM-1

                            MIXED WASTE "NON-DEBRIS"
                              TREATMENT WASTE LOT

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                                  SOW APPENDIX-A

-----------------------------------------------------------------------------------------
"INORGANIC NON-DEBRIS" TREATMENT WASTE LOT
-----------------------------------------------------------------------------------------
               Container
Package ID#      Volume     Container     WSRds    Generator    Dangerous Waste Codes
                 (m 3)     Size (ft.in)
-----------------------------------------------------------------------------------------
100N-95-0465      3.16    7.1"5.2"5.9    501 00      ERC             D007 D008
-----------------------------------------------------------------------------------------
100N-95-0466      3.16    7.1"5.2"5.9    501 00      ERC             D007 D008
-----------------------------------------------------------------------------------------
100N-95-0467      3.16    7.1"5.2"5.9    501 00      ERC             D007 D008
-----------------------------------------------------------------------------------------
9302-06-0001      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-06-0002      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-06-0003      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-06-0004      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-06-0005      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-06-0006      2.922     4"4.3"6       ALI       PSNS          D007 WCO2 WTO2
-----------------------------------------------------------------------------------------
9302-07-0001      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-07-0002      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-07-0003      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-07-0004      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-07-0005      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-07-0006      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-08-0001      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-08-0002      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-08-0003      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-08-0004      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-08-0005      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-08-0006      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-09-0001      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-09-0002      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-09-0003      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-09-0004      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-09-0005      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-09-0006      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-10-0001      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-10-0002      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-10-0003      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-10-0004      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-10-0005      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-10-0006      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-11-0001      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-11-0002      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-11-0003      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
9302-11-0004      2.922     4"4.3"6       ALI       PSNS          D007 WC02 WT02
-----------------------------------------------------------------------------------------
PNL-88004         0.328    85 GALLON      PAI       1234             D001 WT02
-----------------------------------------------------------------------------------------
PNL-88031         0.328    85 GALLON      PAI       1234        D001 D007 D011 DWC02 WT02
-----------------------------------------------------------------------------------------
PNL-88003         0.328    85 GALLON      PAI       1234        D005 D007 D011 DWC02 WT02
-----------------------------------------------------------------------------------------
9508155           0.3218   85 GALLON    501 00       ERC             D007 D008
-----------------------------------------------------------------------------------------
9508156           0.3218   85 GALLON    501 00       ERC             D007 D008
-----------------------------------------------------------------------------------------
9500535           0.3218    85 GALLON   501 01       ERC             D007 D008
-----------------------------------------------------------------------------------------
9500564           0.3218    85 GALLON   501 01       ERC             D007 D008
-----------------------------------------------------------------------------------------
950100027         0.3218    85 GALLON     ALI       GASD             D006 WT02
-----------------------------------------------------------------------------------------
950100028         0.3218    85 GALLON     ALI       GASD             D006 WT02
-----------------------------------------------------------------------------------------
950100029         0.3218    85 GALLON     ALI       GASD             D006 WT02
-----------------------------------------------------------------------------------------
950100030         0.3218    85 GALLON     ALI       GASD             D006 WT02
-----------------------------------------------------------------------------------------
950100031         0.3218    85 GALLON     ALI       GASD             D006 WT02
-----------------------------------------------------------------------------------------
950100032         0.3218    85 GALLON     ALI       GASD             D006 WT02
-----------------------------------------------------------------------------------------
950100033         0.3218    85 GALLON     ALI       GASD             D006 WT02
-----------------------------------------------------------------------------------------
9518054           0.3218    85 GALLON     ALI       202A             D001 D002
-----------------------------------------------------------------------------------------
202A-92-002370    0.3218    85 GALLON     PAI       202A             D007 WP02
-----------------------------------------------------------------------------------------
202A-92-002371    0.3218    85 GALLON     PAI       202A             D007 WP02
-----------------------------------------------------------------------------------------
HRO-92-000225     0.3218    85 GALLON     PAI       200W          D007 WC02 WT02
-----------------------------------------------------------------------------------------
HRO-92-000226     0.3218    85 GALLON     PAI       200W          D007 WC02 WT02
-----------------------------------------------------------------------------------------
100C-96-0068      0.26      55 GALLON   501 01       ERC             D008 D009
-----------------------------------------------------------------------------------------
100C-96-0072      0.26      55 GALLON   501 01       ERC             D008 D009
-----------------------------------------------------------------------------------------
100C-96-0073      0.26      55 GALLON   501 01       ERC             D008 D009
-----------------------------------------------------------------------------------------
9400102           0.26      55 GALLON   501 01       ERC             D008 D009
-----------------------------------------------------------------------------------------
9400138           0.26      55 GALLON   501 01       ERC             D008 D009
-----------------------------------------------------------------------------------------
9513541           0.26      55 GALLON   501 01       ERC             D008 D009
-----------------------------------------------------------------------------------------

                                                      P.O. MGK-SBB-A26602 ITEM-1
                                                                  SOW APPENDIX-A

-----------------------------------------------------------------------------------
9513593           0.26       55 GALLON  501 01  ERC          D008 D009
-----------------------------------------------------------------------------------
9513594           0.26       55 GALLON  501 01  ERC          D008 D009
-----------------------------------------------------------------------------------
9513540           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9513578           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9522281           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9522284           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9522285           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9522333           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9522356           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9522358           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
9522371           0.26       55 GALLON  701 00  ERC          D008 D009
-----------------------------------------------------------------------------------
WHC-3-89-0064     0.21       55 GALLON    ALI   333       D002 D007 WT01
-----------------------------------------------------------------------------------
WHC-A-90-849      0.21       55 GALLON    ALI  202A          D001 D002
-----------------------------------------------------------------------------------
WHC-A-91-802      0.21       55 GALLON    ALI  202A            D007
-----------------------------------------------------------------------------------
WHC-A-91-803      0.21       55 GALLON    ALI  202A            D007
-----------------------------------------------------------------------------------
WHC-A-91-804      0.21       55 GALLON    ALI  202A            D007
-----------------------------------------------------------------------------------
105N-90-000331    0.21       55 GALLON    PAI  1310P      D002 D007 WT02
-----------------------------------------------------------------------------------
9203-01-0001      0.21       55 GALLON    PAI  NALAB           D001
-----------------------------------------------------------------------------------
RHZ-211-A20984    0.21       55 GALLON    PAI  2345Z      D007 D008 WC01 WP01 WT01
-----------------------------------------------------------------------------------
RHZ-212-A19951    0.21       55 GALLON    PAI  2345Z      D007 D008 WC01 WP01
-----------------------------------------------------------------------------------
RHZ-219-A21581    0.21       55 GALLON    PAI  2345Z      D007 D008 WC01 WP01 WT01
-----------------------------------------------------------------------------------
WHC-3-89-0053     0.21       55 GALLON    PAI  333             D001 WT02
-----------------------------------------------------------------------------------
WHC-A-89-825      0.21       55 GALLON    PAI  202A            D001 D002 WT02
-----------------------------------------------------------------------------------
WHC-A-89-826      0.21       55 GALLON    PAI  202A            D001 D002 WT02
-----------------------------------------------------------------------------------
100C-95-0014      0.2082     55 GALLON  501 00  ERC            D008
-----------------------------------------------------------------------------------
202A-95-001555    0.2082     55 GALLON  501 01  PUREX          D008
-----------------------------------------------------------------------------------
9403727           0.2082     55 GALLON  502 00  WSCF           D008 WT02
-----------------------------------------------------------------------------------
9403731           0.2082     55 GALLON  502 00  WSCF           WT02
-----------------------------------------------------------------------------------
9521578           0.2082     55 GALLON  503 01  TANKFARM       D002 D008
-----------------------------------------------------------------------------------
9601773           0.2082     55 GALLON  504 00  PUREX          WT02 WSC2
-----------------------------------------------------------------------------------
9513367           0.2082     55 GALLON  505 00  PUREXLAB  WP02 WT01 WT02
-----------------------------------------------------------------------------------
9517513           0.2082     55 GALLON  903 00  PUREX       D002 WT02
-----------------------------------------------------------------------------------
9305-03-0002      0.2082     55 GALLON    ALI   BAPL          D010
-----------------------------------------------------------------------------------
9305-03-0003      0.2082     55 GALLON    ALI   BAPL          D010
-----------------------------------------------------------------------------------
RHZ-219-930412    0.2082     55 GALLON    ALI   2345Z       D001 D003
-----------------------------------------------------------------------------------
224U-93-000063    0.2082     55 GALLON    PAI   224U          D007
-----------------------------------------------------------------------------------
950100088         0.2082     55 GALLON    PAI   GASD      D006 D008 WT02
-----------------------------------------------------------------------------------
RHZ-219-091491    0.2        55 GALLON    ALI   2345Z       D001 WC02
-----------------------------------------------------------------------------------
222S-92-000323    0.2        55 GALLON    PAI   222S        D002 D005
-----------------------------------------------------------------------------------
EFSG-92-000819    0.2        55 GALLON    PAI   399-3-1  D005 D007 WT01
-----------------------------------------------------------------------------------
RHZ-219-091443    0.2        55 GALLON    PAI   2345Z    D007 D008 WC01
-----------------------------------------------------------------------------------
3314-90-001       0.11       30 GALLON    PAI   2EBG          D006
-----------------------------------------------------------------------------------
RHZ-219-091321    0.03        8 GALLON    ALI   2345Z      D001 WT02
-----------------------------------------------------------------------------------
                            CHARACTERIZATION PROGRAM ADDITIONS
-----------------------------------------------------------------------------------
271B-90-0098      0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
271B-90-0099      0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
271B-90-0105      0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
271B-90-0106      0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
271B-90-0430      0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
BPLANT-89-610     0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
BPLANT-89-611     0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
BPLANT-89-612     0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
BPLANT-89-614     0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
BPLANT-89-652     0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
BPLANT-89-653     0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
BPLANT-89-654     0.21       55 GALLON    PAI   271B     D007 D008 WC01 WP02 WT01
-----------------------------------------------------------------------------------
TOTAL VOLUME =    128
-----------------------------------------------------------------------------------

                                  ATTACHMENT 1
                           P.O. MGK-SBB-A26602 ITEM-2

                         MIXED WASTE "DEBRIS" TREATMENT
                               STATEMENT OF WORK

                               SEPTEMBER 1, 1997
                                     PAGE 1

1.0  GENERAL

1.1 Waste Management Federal Services of Hanford, Inc. (WMH) Is the Waste Management Projects subcontractor at the Department of Energy Richland Operations Office (DOE-RL), Hanford Site, located in Richland, Washington. The Hanford Site is managed by the Project Hanford Management Contractor (PHMC), Fluor Daniel Hanford Inc. (FDH), which is directly contracted by DOE-RL. WMH is acting on behalf of FDH as the Buyer for this procurement activity.

1.2 Prior to September 1991, the Hanford Site was tasked with a mission for the production of special nuclear materials to support the Department of Defense
(DOD) weapons programs. Since that date, the Hanford Site has been tasked with a mission to cleanup the Site. The new mission reinforces waste management activities at the Hanford Site, and focuses on resolving legacy waste issues. Waste management initiatives include, but are not limited to; waste characterization, segregation, storage, processing, treatment, minimization and permanent disposal.

1.3 A segment of the waste management task is to provide the means to safely, effectively, expeditiously and economically treat for disposal, legacy mixed waste (MW) currently being managed at the Hanford Site. MW results from the combination of dangerous waste as designated by the Washington Administrative Code, Dangerous Waste Regulations (WAC 173-303) with radioactive materials as defined by the Atomic Energy Act (AEA, 1954). MW has been generated by Hanford Site facilities and some approved Offsite facilities since 1987, and additional MW is forecasted to be generated throughout Hanford's cleanup mission life-cycle. Subject waste resides in Resource Conservation and Recovery Act (RCRA) compliant storage at the Central Waste Complex (CWC) located in the 200 West Area of the Hanford Site.

2.0  OBJECTIVES

2.1 The primary objective of this work activity is to acquire a commercial treatment services vendor (referred to as the Contractor here forth) to perform treatment on a specific volume of MW with similar treatment requirements (i.e., regulative and technology), thus rendering

                                                      P.O. MGK-SBB-A26602 ITEM-2
                                                               SOW, PAGE 2 OF 13

the waste acceptable for land disposal at the Hanford Site. In all circumstances, the Contractor's waste treatment capability(ies) shall be sufficiently robust to appropriately treat the waste specified in Section 3.0.

                                                      P.O. MGK-SBB-A26602 ITEM-2
                                                               SOW, PAGE 3 OF 13

3.0  WASTE SPECIFICATION

3.1 The waste to be treated under this SOW is designated as Contact Handled - Low Level Mixed Waste (CH-LLMW) as determined by the Hanford Site Solid Waste Acceptance Criteria (HSSWAC) (WHC, 1994). Approximately, 2,300m/3/ of waste constitutes the waste treatment lot. The waste treatment lot is divided into two sub-lots; debris waste contained in drums (Appendix-A, approximately 500m/3/), and debris waste contained in boxes (Appendix-B, approximately 1,800m/3/). The Buyer has selected to awarded both sub-lots together.

3.2 The FY1999 Base Contract will be for a period of one (1) year with the waste volumes to be treated as specified in Table-1. The Buyer may authorize additional waste to be treated during FY2000 and FY2001 utilizing Contract extension options. Contract extension options will be for a period of one (1) year and will be for treatment of up to the maximum waste volumes specified in Table-1. The Buyer requires that the treatment Contractor(s) be ready to accept and treat waste by January 1, 1999; and all treated waste shall be shipped back to the Buyer by September 30 of the specific contracting period. By mutual agreement between the Buyer and the Contractor(s), treatment may begin earlier then specified for the Base period or any option period.


                                    TABLE-1

=============================================================================
WASTE SUB-LOT       FY1999 (Base     FY2000 (optional)     FY200l (optional)
                      Contract)
-----------------------------------------------------------------------------
    DRUMS              200m/3/       200m/3/ (maximum)           n/a
-----------------------------------------------------------------------------
    BOXES              260m/3/       500m/3/ (maximum)     500m/3/ (minimum)
=============================================================================

3.3 The waste sub-lots contain greater waste volume than that specified as the minimum contracted volumes. Upon mutual agreement between the Buyer and Contractor(s), waste packages from the sub-lots will be selected for actual treatment. Waste that has similar physical, chemical and radiological characteristics to the waste specified in the sub-lots may be substituted. This allows the Buyer and the Contractor(s) some flexibility in what waste will actually be treated, and it allows for waste substitution in the case non-acceptable waste is encountered at the treatment facility.

3.4 To minimize impacts to the Buyer's Onsite interfaces (shipping/receiving facilities, waste acceptance personnel... etc.) and budget distributions; the Contractor(s) shall receive waste, ship treated waste, and invoice on a regular basis to the greatest extent possible. The Buyer and Contractor(s) shall mutually agree on the shipping/receiving intervals and volume associated with each shipment. In the case a mutual agreement cannot be obtained for Sections
3.3 and 3.4, the Buyer ultimately reserves the right to select the waste to be treated and the shipping/receiving schedule.

3.5 For this Contract, waste volumes to be treated will be based on the internal volumes of the primary waste containers at the time waste responsibility is transferred to the treatment

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Contractor. Volumes will be specified on the applicable shipping papers.
Overpack containers used solely to meet shipping requirements are not considered to be the primary container. See the following examples for typical container waste volumes (not all inclusive):

     55-GAL DRUM:.............   0.208 CUBIC METERS
     85-GAL DRUM:.............   0.322 CUBIC METERS
     4'x 4'x 8' METAL BOX:....   3.40  CUBIC METERS
     B-25 BOX:................   2.55  CUBIC METERS

3.6 The Buyer will review and verify the characterization of each waste package prior to releasing the waste to the Contractor. Waste characterization needed to meet Department of Transportation (DOT), RCRA, and/or Washington State Hazardous Waste Management Act (HWMA) regulations (as applicable) for waste shipment will be performed by the Buyer. Any additional waste characterization to satisfy the Contractor's waste acceptance criteria which are above and beyond DOT, RCRA, and/or HWMA regulations for shipment, shall be the responsibility of the Contractor. The waste's general physical, chemical and radiological characteristics are denoted below.

   3.6.1 Waste is packaged per the HSSWAC. Drummed waste packages are mostly 208-liter (55-gal) with some 322-liter (85-gal) packages. Boxes range up to 1.83m(h) x 1.83m(w) x 3.05m(1) (6ft x 6ft x 10ft). Some of the waste will be overpacked due to primary waste container integrity issues or DOT regulation issues.

   3.6.2 The waste's physical characteristics are generally comprised of organic, inorganic and/or metallic debris type material meeting RCRA's debris definition depicted in 40 CFR268.2(g). Some of the waste packages contain some non-debris material (i.e., soil, particulate, sludge..etc.); however, all packages will contain greater than 50 volume percent debris material based on visual and/or real-time radiography inspection.

   3.6.3  The hazardous constituents in the waste are regulated by HWMA (Chapter
   70.105 Revised Code of Washington [RCW]), RCRA (42 USC 6901 et seq.) and the HWMA and RCRA implementing regulations contained in WAC (Chapter 173-303, Dangerous Waste Regulations) and Title 40 Code of Federal Regulations (CFR) respectively.

      3.6.3.1 The waste is most amenable to the alternative treatment standards for hazardous debris as specified in 40 CFR268.45; however, other applicable treatment standards specified in 40 CFR268.40 can be utilized. The Contractor may choose to treat the debris and non-debris components together or separately. If the Contractor chooses to treat them separately, then the Contractor assumes the added responsibility of meeting applicable treatment requirements specified in 40CFR268.40 (UHCs, sampling & analysis...etc.). The Buyer will not be providing waste characterization information for UHCs, the Contractor would need to assume all UHCs would apply.
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      3.6.3.2  The waste will contain many different waste constituents:
      characteristic waste constituents, listed waste constituents and Washington State dangerous waste constituents. See Appendix-A and B for container specific waste constituents.

      3.6.3.3 A significant percentage of the debris waste under this contract contains "organic/carbonaceous waste" as defined in WAC 173-303-140(3)(c). WMH is pursuing an exemption from the associated State-only organic/carbonaceous LDR (ref: WAC 173-303-140(4)(d)). WMH assumes that they will obtain subject exemption prior to treatment commencement, thus the treatment Contractor does not need to treat for this LDR.

   3.6.4 The radioactive constituents in the waste are governed by the AEA. Some or all of the radiological constituents tabulated in the HSSWAC (Table 3-1) can be expected in the waste, including alpha emitting radionuclides.

      3.6.4.1 The activity concentration in individual waste packages will not exceed Category 3 or Class C limits as defined in the HSSWAC (WHC 1994).

      3.6.4.2 Transuranic radionuclides in the waste matrix will not exceed 100 nCi/g (i.e., no "TRU" waste in the scope of this SOW) as defined in the HSSWAC (WHC 1994).

      3.6.4.3 All waste packages to be treated under the terms of this SOW will be Contact Handled (CH), meaning the dose rate on the container's outer surface will not exceed 200 mrem/hr. Waste packages will not be shielded to reduce the outer surface does rate; however, it is anticipated that some of the actual waste may exceed 200 mrem/hr limit after removing it from the packages. The Contractor shall have the provisions to handle waste that exceeds 200 mrem/hr. If waste in a container is suspected of exceeding 200 mrem/hr, the Buyer will flag the container (denote on traveler papers and container package) and notify the Contractor prior to the waste being signed over to the Contractor for treatment.

4.0 WORK REQUIREMENTS

4.1 OFFSITE WASTE TREATMENT OPTION

   4.1.1 The Contractor shall provide all treatment services to treat the waste specified in Section 3.0. The treatment shall produce a treated waste meeting land disposal requirements at the Hanford Site as specified in this SOW. Along with the treatment equipment and facility, the Contractor shall provide the technical expertise needed to successfully perform waste treatment. This includes, but is not limited to; treated waste form testing, immobilization agent formulations (as applicable), sampling protocols and process control parameters.
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   4.1.2  The Contractor's treatment services shall be in accordance with all applicable local, state, and federal laws and regulations. Furthermore, the Contractor shall have all permits and licenses necessary for waste transportation and treatment under this Contract. The Buyer will be provided a copy of all permits and licenses at least 60 days prior to commencing the first shipment of waste.

   4.1.3  TREATMENT TECHNOLOGY:

      4.1.3.1 The Contractor shall utilize treatment technologies meeting Best Demonstrated Available Technology (BDAT) applicable to RCRA Land Disposal Restrictions (LDR), WAC Dangerous Waste Regulations and the HSSWAC. The Buyer believes the most relevant BDAT treatment technology for treating subject waste is the immobilization technologies specified in 40 CFR268.45. Other treatment technologies can be utilized provided such technologies satisfy treatment requirements set-forth in this SOW, and the technology is accepted by the Washington Department of Ecology (WDOE) and/or EPA Region 10 for disposing of at the Hanford Site.

      4.1.3.2 Waste treatment techniques such as sorting, shredding, cutting, and compaction shall be implemented as necessary to meet treatment requirements as stated in this SOW. No pre-treatment activities will be performed by the Buyer.

      4.1.3.3 The Contractor shall provide process flow diagrams and describe unit operations for each treatment unit employed to treat the waste described in Section 3.0.

   4.1.4  Waste Transportation:

      4.1.4.1 The Contractor shall provide and be responsible for all waste transportation from Hanford's waste shipping facilities to the Contractor's treatment unit, and returning treated waste back to the appropriate Hanford TSD facility.

      4.1.4.2 Transportation shall be in full compliance with DOT regulations in 49 CFR 171-180; Nuclear Regulatory Commission (NRC) regulations in 10 CFR 71, and other applicable federal, state and local laws and regulations.

      4.1.4.3 The Buyer will manifest each waste shipment to the Contractor's treatment facility, and the Contractor shall manifest (as applicable) all treated waste shipments to the Buyer.

      4.1.4.4  Waste shipment responsibilities:

          (a) On waste shipments originating from the Buyer's facilities, the Buyer is responsible for loading the Contractor's transportation vehicles. This includes providing the necessary loading equipment and personnel. The Contractor will be responsible for securing the load, adhering to all applicable requirements,

                                                      P.O. MGK-SBB-A26602 ITEM-2
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          and transporting the waste to their treatment facilities. Prior to leaving the Buyer's loading facilities; the Buyer's Transportation and Packaging Department will inspect the Contractor's loaded transportation vehicle to verify compliance with all applicable requirements, and radiation monitoring will be performed by the Buyer before vehicle release.

          (b) On shipments originating from the Contractor's facilities, the Contractor is responsible for loading their transportation vehicles. This includes providing the necessary loading equipment and personnel. The Contractor will be responsible for securing the load, adhering to all applicable transportation requirements, performing radiation monitoring, and transporting the treated waste to the Hanford Site. The Contractor's transportation vehicles shall be available for inspection by the Buyer's Transportation and Packaging Department to verify compliance with all applicable requirements prior to entering the Hanford Site. Inspections can take place at either the Buyer's inspection facility located in Richland, WA; or at the Contractor's loading facilities. The actual inspection location shall be defined in the Contractor's Transportation Plan. Radiation monitoring will be performed on the Contractor's vehicles by the Buyer at his discretion during the above noted inspection. The Buyer requires a minimum 24-hour notice to schedule Transportation and Packaging personnel to inspect the Contractor's vehicles.

      4.1.4.5 Hanford's TSD facilities are operated primarily on dayshift (7:30am - 4:00pm) during weekdays (M-F). The Contractor may make arrangements with the Buyer to pick-up or drop-off waste shipments at other times provided the Contractor provides a minimum 48-hour notice to the Buyer.

   4.1.5  Radionuclide Inventory:

      4.1.5.1 The Contractor shall maintain the integrity of the Hanford Site's radionuclide inventory during all phases of waste shipment, storage, treatment, analysis, and treated waste return. At a minimum, the Contractor shall segregate subject waste from other clients waste, decontaminate treatment equipment prior to and after treating subject waste, and return or incorporation all secondary waste (including system HEPA filters) generated from the treatment of subject waste.

      4.1.5.2 Since the waste inventory contains radioactive elements including transuranic constituents, if treatment could result in a concentration of radioactive elements, the Contractor shall administratively control the waste feed so that no TRU Greater Than Category 3, or Greater Than Class
                         --
      C waste (as defined in the HSSWAC) is generated.

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   4.1.6  Waste Acceptance Criteria:

      4.1.6.1 The Contractor shall have a waste acceptance criteria established to cover all the waste specified in Section 3.0. The waste acceptance criteria shall address all pertinent waste attributes including: radioisotope quantities/concentrations, criticality safety limits, external radiation and heat generation, restrictions on types of waste, container acceptance etc.

      4.1.6.2 Treated waste from the Contractor shall be returned to the Buyer meeting the storage and disposal requirements of the Hanford Site. This
                  --------------------
      acceptance is administered in the HSSWAC. Since the treated waste may reside in storage on the Hanford Site until the disposal site begins operation, the Contractor will be required to meet both the storage and disposal criteria. The only exception to this requirement is for waste that after treatment results in non-RCRA or Washington State regulated waste (i.e., treated characteristic only waste that can be disposed of in Hanford's low-level burial grounds); for this case, the waste can be packaged meeting the disposal requirements only. Treated waste packages shall be of size, shape and weight that can be readily/safely lifted and moved by means of conventional forklift type vehicles. The maximum package should not exceed 5ft x 5ft x 9ft in size and 16,000 pounds in weight. The Contractor can utilize other treated waste packages not meeting the above criteria if the Contractor provides the means to deliver and place the packages in the Buyer's disposal/storage unit.

      4.1.6.3 The Contractor shall notify the Buyer immediately if upon receipt inspection the Contractor discovers any significant discrepancies between quantity or type of dangerous waste designated on the manifest or shipping papers and the quantity or type of dangerous waste the Contractor actually receives. The Contractor and Buyer must attempt to reconcile the discrepancy within ten (10) calendar days after receiving the waste. If the discrepancy cannot be resolved within this period, the Contractor shall return the waste without delay back to the Hanford Site (the Contractor will be reimbursed actual transportation costs for the returned noncompliant waste.).

      4.1.6.4 Once the Contractor accepts the waste for treatment, the Contractor shall provide a final treated waste meeting the requirements of this SOW. Treated waste that does not conform with the requirements of this SOW will be controlled, documented, evaluated for the proper corrective action, and treated to conform at no additional cost to the Buyer.

    4.1.7  Treated Waste Requirements

      4.1.7.1 The treated waste shall be characterized with sufficient accuracy to permit proper handling, storage, and disposal at the Buyer's site. This characterization shall ensure that, upon generation of the treated waste, the actual physical and chemical characteristics and major radionuclide content are recorded and known during all stages of the waste management process.

                                                      P.O. MGK-SBB-A26602 ITEM-2
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      4.1.7.2  The Contractor shall have a documented methodology for meeting the applicable treatment requirements specified in this SOW. Included in with this methodology is acknowledgement from the WDOE and/or the EPA Region 10 that the Contractor's treatment approach meets the intended treatment and performance objectives. A Waste Certification Summary (WCS) shall be used to convey this treatment methodology (ref: HSSWAC, Section 2.1.2). The WCS shall be submitted to the Buyer at least 60 days prior to treatment commencement.

      4.1.7.3 If sampling is utilized for verifying the treated waste form (i.e., 40 CFR268.40 treatment in lieu of 40 CFR268.45), the Contractor shall specify the sampling methodology and frequency utilized in certifying the waste meets disposal criteria. The sampling criteria shall be based on statistical analysis techniques and confidence levels documented in the Contractor's Waste Analysis Plan (WAP). At a minimum, the Contractor shall plan on sampling 10 percent of the outgoing treated waste packages.

      4.1.7.4 As applicable, the Contractor shall establish a "chain of custody" procedure for laboratory analysis samples in accordance with SW 846 methods. Sample analysis reports shall be clearly traceable back to specific waste shipments and manifests. Reports documenting laboratory analyses must be signed and certified by an authorized representative of the Contractor. All laboratory analysis work must be performed in compliance with 40 CFR 260-271. 40 CFR 260-271 requires, in some cases, compliance with test methods defined in EPA SW 846, Test Methods for the
                                                          --------------------
      Evaluation of Solid Waste, Physical/Chemical Methods, most recent edition,
      ----------------------------------------------------
      (SW 846). The Contractor shall conduct laboratory analysis on the treated waste sufficient to certify the treated waste meets WDOE, federal regulations, and the HSSWAC requirements. The laboratory(ies) utilized for treated waste testing shall be approved by the Buyer prior to initiating waste treatment.

      4.1.7.5 The Contractor shall provide additional samples (i.e., split samples) of the treated waste to the Buyer, on a per-request basis, to verify that the treated waste meets the requirements of this SOW. The Buyer reserves the right to be present during all sampling and analysis activities.

      4.1.7.6 The Contractor's subcontracted laboratories performing analysis on the Buyer's waste shall return excess waste sample material and/or sample residues back to the Contractor. The Contractor in turn shall treat the excess sample material and/or sample residues in accordance with the requirements of this SOW, and return treated material to the Buyer.

   4.1.8  Safety

      4.1.8.1 The Contractor shall have developed, implemented, and maintained a written Health and Safety Program which complies with 29 CFR Part 1910.120, Hazardous Waste Operations and Emergency Response.

                                                      P.O. MGK-SBB-A26602 ITEM-2
                                                              SOW, PAGE 10 of 13

      4.1.8.2 The Contractor shall submit their Health and Safety Program to the Buyer at least 60 days before the first shipment of waste is scheduled to be received by the Contractor.

   4.1.9  Quality Assurance

      4.1.9.1 The Contractor shall have developed, implemented, and maintained a written Quality Assurance Program (QAP) which complies with 10 CFR Part 830, Nuclear Safety Management, Subpart A, General Provisions, Section 830.120, Quality Assurance Requirements; or the Contractor may have a QAP based on another nationally recognized quality assurance standard that meets the intent of 10 CFR830.120 (e.g., NQA-l).

      4.1.9.2 The Contractor shall submit their QAP to the Buyer with their proposal, and the Contractor must have a fully implemented Quality Assurance Program Plan (QAPP) based on their QAP at least 30 days before the first shipment of waste is scheduled to be received by the Contractor (subject to verification by the Buyer's QA organization).

      4.1.9.3 Laboratories utilized by the Contractor for waste sample analysis under this Contract shall have documented and implemented a QAPP as specified under the requirements of SW 846. At least 30 days before the first waste shipment, the Contractor shall submit written confirmation to the Buyer that the quality assurance documentation concerning selected analytical laboratory(ies) comply with SW 846 requirements.

   4.1.10  Records and Reports

      4.1.10.1 All records associated with the Buyer's wastes (including but not limited to Contractor's sample analysis results) shall be maintained by the Contractor using a method compliant with the requirements specified in WAC 173-303 and 40 CFR 260-271, and all other applicable federal, state, or local regulations. All documents, procedures, and applicable requirements for record keeping are subject to audit by the Buyer.

      4.1.10.2 The Contractor shall develop and maintain a record keeping system that records the following:

      (a) A historical record of waste received, generated, treated, stored, and shipped at the facilities under its cognizance. The data maintained shall include all data necessary to show that the waste was properly classified, treated, stored, and shipped. The data maintained in the system shall be based on the data recorded on waste manifests. At a minimum, the following data will be included for each container of waste:

          (l)  Waste physical and chemical characteristics;

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          (2)  Weight of the waste (total of waste and any solidification or absorbent media);
          (3) Volume of the waste (total of waste and any solidification or absorbent media);
          (4) Other data necessary to demonstrate compliance with waste acceptance criteria;
          (5)  Major radionuclides and their concentrations;
          (6)  Packaging date, package weight, and external volume;
          (7) All analytical and test data needed to verify treated waste performance for certification and disposal.

      (b) Waste manifest records shall be maintained by the Contractor for waste received by the Contractor, and the Contractor shall manifest the treated waste back to the Buyer. The manifest shall contain data necessary to document the proper classification, and verify proper treatment, storage, and disposal of the waste. Waste manifests shall be kept as permanent records by the Contractor.

      (c) The Contractor shall maintain the following records related to proper plant and equipment operation:

          (1) All process data needed to verify equipment operation within specific parameters during production in order to certify that the treated waste (entire container contents) meets established acceptance/performance criteria;
          (2) Process analytical and test data to verify that the entire container contents meet established waste acceptance criteria;
          (3) Data pertinent to tracking container contents entering the treatment facility to the exiting treated waste containers for waste category verification purposes as required by regulations.

               NOTE: The concentration of a radionuclide may be determined by direct methods or by indirect methods such as use of scaling factors which relate the inferred concentration of one radionuclide to another that is measured, or radionuclide material accountability, if there is reasonable assurance that the indirect methods can be correlated with actual measurements.

   4.1.11  Documentation

      4.1.11.1 Final Treated Waste Certification: Each batch or lot of treated waste shall be certified by the Contractor for meeting the requirements set-forth in this SOW. A treated waste certification portfolio shall be submitted for each treated waste shipment (ref: HASSWAC Section 2.1.4). At a minimum, the portfolio shall include the Contents Inventory Record, Solid Waste Storage/Disposal Record, LDR Notification/Certification, laboratory analytical data or process knowledge information, and WDOE "State-Only" LDR certification (as applicable). The

                                                      P.O. MGK-SBB-A26602 ITEM-2
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      Buyer will accept or reject the certification portfolio within fifteen
      (15) working days from the time the package was received by the Buyer.

      4.1.11.2 Non-Conformance Reports: Non-Conformance Reports shall detail the control, evaluation, and corrective action for treated waste that is found to not meet the requirements of this SOW after initial treatment. A non-conformance report is required to be generated by the Contractor within fifteen (15) working days for each container, lot or batch that is determined to not comply with those requirements. Methods to disposition the non-conforming material and prevention of repeated incidents of non-conformance will be detailed, in this report. A copy of the non-conformance reports, and the results of the follow-up actions, will be transmitted to the Buyer within five (5) working days of the completion of the report. Concurrence with non-conforming material disposition by the Buyer is required prior to shipment of the treated waste to the Buyer.

   4.1.12 The Buyer reserves the right to inspect the Contractor's and/or its sub-Contractor's facilities for which the Buyer's waste comes into contact with. Inspection will be for verifying compliance with the Contract requirements.

4.2 ON SITE OPTION (N/A)

5.0 NATIONAL ENVIRONMENTAL POLICY ACT COMPLIANCE

5.1  DOE-RL is required to comply with the National Environmental Policy Act
(NEPA) of 1969 (10 CFR 1021), and DOE-RL is responsible for determining the level of NEPA for this activity. NEPA services are typically outsourced by DOE-RL to the Site's operating contractor or other subcontractors. In the case for this treatment activity, NEPA services will be provided by the Contractor.

5.2 The Contractor shall provide NEPA documentation to the level of an Environmental Assessment (EA). The EA shall be complete in form and format in accordance with the guidance requirements for the preparation of NEPA documentation (ref: NEPA). The Contractor is to submit the EA to DOE-RL for their review and approval. In addition, the Contractor shall provide additional data, explanation, clarification, etc. as required to obtain DOE approval.

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6.0  OPTIONAL WASTE ORIGINATING FROM FFCA OBLIGATED OFFSITE GENERATORS
     (Applicable to both Offsite and Onsite Options)

6.1 To comply with treatment obligations originating from the Federal Facility Compliance Act (FFCA), the Buyer retains the option to allow up to 20 cubic meters (assume 50/50 mix of drums and boxes) of waste generated from other DOE/DOD Sites to be shipped directly to the Contractor's facility for treatment.

6.2 The Buyer will represent all Offsite DOE/DOD generators with respect to waste shipment scheduling, transportation and billing arrangements. Only the FFCA waste that is amenable to the treatment technology being employed by the Contractor will be considered for treatment. The Buyer will provide the Contractor with the characterization information for the applicable FFCA waste. The waste will meet the general parameters specified in Section 3.0 of this SOW.

6.3 The cost and terms for treating this FFCA waste will be negotiated on a case-by-case basis.

7.0  REFERENCES

10 CFR 835, U.S. Nuclear Regulatory Commission, Standards for Protection Against Radiation.

10 CFR 61, U.S. Nuclear Regulatory Commission, Licensing Requirements for Land Disposal of Radioactive Waste.

10 CFR 71, U.S. Nuclear Regulatory Commission, Packaging and Transportation of Radioactive Material.

10 CFR 830.120, Nuclear Safety Management, Subpart A, General Provisions,
Section 830.120, Quality Assurance Requirements (for recent changes see 59FR15843).

10 CFR 1021 Department of Energy, National Environmental Policy Act Implementing Procedures.

40 CFR, U.S. Environmental Protection Agency Regulations.

49 CFR Subchapter C, Sections 171-180, U.S. Department of Transportation, Hazardous Materials Regulation.

AEA, Atomic Energy Act of 1954, as amended, 42 USC 2011, et seq.

EPA, SW-846 Test Methods for the Evaluation of Solid Waste, Physical/Chemical Methods, U.S. Environmental Protection Agency, Most Current Version.

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                                                              SOW, PAGE 14 OF 13

NEPA, Recommendations for the Preparation of Environmental Assessments and Environmental Impact Statements, Office of NEPA Oversight, U.S. Department of Energy, May 1993.

RCRA, Resource Conservation and Recovery Act of 1976, 42 USC 6901 et seq.

WAC 173-303, State of Washington Administrative Code "Dangerous Waste Regulations," as amended.

WHC-EP-0063-4 Page Change 5, Hanford Site Solid Waste Acceptance Criteria, Westinghouse Hanford Company, Richland, Washington, May 1996 or most recent revision (available from Document Control Services-Public Requests; 509-376-1418, 509-372-2420 or Internet public_requests_hanford_docs@rl.gov).